As filed with the Securities and Exchange Commission on February 20, 2002
                                               Securities Act File No. 333-76236
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                           Pre-Effective Amendment No.                       [ ]

                         Post-Effective Amendment No. 1


                               PILGRIM FUNDS TRUST
                 (Exact Name of Registrant Specified in Charter)

         7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
                    (Address of Principal Executive Offices)

                                 1-800-992-0180
                  (Registrant's Area Code and Telephone Number)


                              Kimberly A. Anderson
                          ING Pilgrim Investments, LLC
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                     (Name and Address of Agent for Service)


                                 With copies to:

                             Jeffrey S. Puretz, Esq.
                                     Dechert
                              1775 Eye Street, N.W.
                             Washington, D.C. 20006


                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------

       It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended

--------------------------------------------------------------------------------

      No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the
                   Investment Company Act of 1940, as amended.

================================================================================

                       Pilgrim Global Communications Fund
                              Pilgrim Internet Fund
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                                February 20, 2002

Dear Shareholder:

     Your Board of Trustees has called a special meeting of shareholders ("Special Meeting") of Pilgrim Global Communications Fund ("Global Communications Fund") and Pilgrim Internet Fund ("Internet Fund") (each a "Disappearing Fund," and collectively, the "Disappearing Funds") scheduled to be held at 8:00 a.m., local time, on April 4, 2002 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     The Board of Trustees of each Disappearing Fund has reviewed and recommends the proposed reorganizations (each a "Reorganization," and collectively, the "Reorganizations") of each Disappearing Fund, which is managed by ING Pilgrim Investments, LLC ("ING Pilgrim"), into Pilgrim Global Information Technology Fund ("Global Information Technology Fund"), which is also managed by ING Pilgrim. Effective March 1, 2002, Global Information Technology Fund will be renamed "ING Global Technology Fund," and the Fund's investment strategies will change to focus more broadly on technology companies rather than communications companies. Each Fund is a member of the mutual fund group called the "Pilgrim Funds."

     If approved by Shareholders, you will become a shareholder of ING Global Technology Fund on the date that the Reorganizations occur. The Reorganizations would provide Shareholders of each Disappearing Fund, respectively, with an opportunity to participate in a larger global technology fund that is more broadly based across technology sectors than either of the Disappearing Funds.

     You are being asked to approve an Agreement and Plan of Reorganization for each Reorganization. The consummation of one Reorganization shall not be contingent on the consummation of the other Reorganization. The accompanying documents describe the proposed transactions and compare the strategies and expenses of each of the Funds for your evaluation.

     After careful consideration, the Board of Trustees of each Disappearing Fund unanimously approved these proposals and recommends shareholders vote "FOR" the proposals.

     A Proxy Statement/Prospectus that describes each Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN APRIL 3, 2002.

     Each Disappearing Fund is using Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications, Inc. reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,

                                        /s/ James M. Hennessy

                                        James M. Hennessy,
                                        President and Chief Executive Officer

                       Pilgrim Global Communications Fund
                              Pilgrim Internet Fund
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
          PILGRIM GLOBAL COMMUNICATIONS FUND AND PILGRIM INTERNET FUND
                           SCHEDULED FOR APRIL 4, 2002

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of both Pilgrim Global Communications Fund ("Global Communications Fund") and Pilgrim Internet Fund ("Internet Fund") is scheduled for April 4, 2002, at 8:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     At the Special Meeting, you will be asked to consider and approve the following proposals:

     (1) Internet Fund only. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") by and among Internet Fund and Pilgrim Global Information Technology Fund ("Global Information Technology Fund") providing for the merger of Internet Fund with and into Global Information Technology Fund, which will be renamed "ING Global Technology Fund" as of March 1, 2002;

     (2) Global Communications Fund only. To approve a Reorganization Agreement by and among Global Communications Fund and Global Information Technology Fund providing for the merger of Global Communications Fund with and into Global Information Technology Fund, which will be renamed "ING Global Technology Fund" as of March 1, 2002; and

     (3)  Both  Funds.   To  transact   such  other   business,   not  currently
          contemplated, that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on January 11, 2002, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to Internet Fund and Global Communications Fund, respectively, or by voting in person at the Special Meeting.


                                        By Order of the Board of Trustees

                                        /s/ Kimberly A. Anderson

                                        Kimberly A. Anderson,
                                        Vice President and Secretary

February 20, 2002

                   PILGRIM GLOBAL INFORMATION TECHNOLOGY FUND
                           PROXY STATEMENT/PROSPECTUS

                                February 20, 2002

                                TABLE OF CONTENTS

INTRODUCTION...................................................................1

SUMMARY........................................................................2

   The Proposed Reorganizations................................................2
   Comparison of Investment Objectives and Strategies..........................4
   Comparison of Portfolio Characteristics.....................................6
   Relative Performance........................................................8
   Performance of ING Global Technology Fund...................................9
   Comparison of Investment Techniques and Principal
     Risks of Investing in the Funds..........................................11

COMPARISON OF FEES AND EXPENSES...............................................13

   Management Fees............................................................13
   Administration Fees........................................................13
   Distribution and Service Fees..............................................13
   Expense Limitation Agreements..............................................13
   Expense Tables.............................................................14
   General Information........................................................19

INFORMATION ABOUT THE REORGANIZATIONS.........................................19

   The Reorganization Agreements..............................................19
   Reasons for the Reorganizations............................................20
   Board Considerations.......................................................20
   Tax Considerations.........................................................21
   Expenses of the Reorganizations............................................21

ADDITIONAL INFORMATION ABOUT THE FUNDS........................................21

   Form of Organization.......................................................21
   Distributor................................................................21
   Dividends and Other Distributions..........................................21
   Capitalization.............................................................22
   Portfolio Manager of ING Global Technology Fund............................23

GENERAL INFORMATION ABOUT THE PROXY STATEMENT.................................24

   Solicitation of Proxies....................................................24
   Voting Rights..............................................................24
   Other Matters to Come Before the Special Meeting...........................25
   Shareholder Proposals......................................................25
   Reports to Shareholders....................................................25

APPENDICES...................................................................A-E

   Portfolio Manager's Report for ING Global Technolgy Fund..................A-1
   Form of Agreement and Plan of Reorganization
     (Global Communications Fund)..........................................B-1-1
   Form of Agreement and Plan of Reorganization (Internet Fund)............B-2-1
   Additional Information Regarding ING Global Technology Fund...............C-1
   List of Pilgrim Funds.....................................................D-1
   Security Ownership of Certain Beneficial and Record Owners................E-1

                           PROXY STATEMENT/PROSPECTUS

                                February 20, 2002

                   PILGRIM GLOBAL INFORMATION TECHNOLOGY FUND
                  (TO BE RENAMED "ING GLOBAL TECHNOLOGY FUND")
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                                  INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to you in connection with a special meeting of shareholders of Pilgrim Global Communications Fund ("Global Communications Fund") and Pilgrim Internet Fund ("Internet Fund") (each a "Disappearing Fund," and collectively, the "Disappearing Funds") to be held on April 4, 2002 ("Special Meeting"). As more fully described in this Proxy Statement, the purpose of the Special Meeting is to vote on the proposed reorganizations (each a "Reorganization," and collectively, the "Reorganizations") of Global Communications Fund and Internet Fund into Pilgrim Global Information Technology Fund ("Global Information Technology Fund" or the "Surviving Fund") (each a "Fund" and collectively, the "Funds"). Effective March 1, 2002, Global Information Technology Fund will be renamed "ING Global Technology Fund," and the Fund's investment strategies will change to focus more broadly on technology companies rather than communications companies, as described more fully below. Throughout this Proxy Statement/Prospectus, Global Information Technology Fund will be referred to as "ING Global Technology Fund" since the Fund's name change will be effective before the Special Meeting on April 4, 2002.

     Under the Agreements and Plans of Reorganization (each a "Reorganization Agreement," and collectively, the "Reorganization Agreements"), each Disappearing Fund would transfer its assets to the Surviving Fund in exchange for shares of beneficial interest of the Surviving Fund and the assumption by the Surviving Fund of each Disappearing Fund's liabilities. Surviving Fund shares would then be distributed to shareholders of each Disappearing Fund so that each shareholder would receive a number of full and fractional shares of the Surviving Fund equal to the aggregate value of the number of shares of each Disappearing Fund held by such shareholder. As a result of each Reorganization, each Disappearing Fund will distribute shares of the Surviving Fund in liquidation of each Disappearing Fund, respectively, on April 19, 2002, or such other date as the parties may agree ("Closing Date").

     Because you, as a shareholder of one or both of the Disappearing Funds, are each being asked to approve a Reorganization Agreement that will result in a transaction in which you ultimately hold shares of ING Global Technology Fund, this Proxy Statement also serves as a Prospectus for ING Global Technology Fund. ING Global Technology Fund is a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets in equity securities of U.S. and non-U.S. technology companies, as described more fully below.

     This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that shareholders of each Disappearing Fund should know before voting on each Reorganization Agreement. A Statement of Additional Information ("SAI") relating to this Proxy Statement dated February 19, 2002 containing additional information about the Reorganizations and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, strategies and restrictions of the Funds, see the Class A, B, C and M International Prospectus and SAI for Global Communications Fund and Global Information Technology Fund, dated March 1, 2001, and the Class A, B, C, M and T Equity Prospectus, dated October 1, 2001, and SAI dated January 31, 2002 for Internet Fund, which are incorporated herein by reference. Each Fund also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for Global Communications Fund and Global Information Technology Fund, dated October 31, 2001, and the annual report for Internet Fund, dated May 31, 2001, are incorporated herein by reference. You may receive a copy of the most recent Prospectus, SAI, SAI relating to this Proxy Statement, annual report and any more recent semi-annual report for either of the Funds, without charge, by contacting the Funds at Pilgrim Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180.

     You can copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D. C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D. C. 20549-0102.

     THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult each Fund's Prospectus (the "Pilgrim Prospectuses") and the Reorganization Agreements, which are attached hereto as Appendix B-1 and Appendix B-2.

THE PROPOSED REORGANIZATIONS

     On November 2, 2001, the Board of Trustees of each Disappearing Fund, respectively, approved each Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreements provide for:


     * the transfer of all of the assets of each Disappearing Fund in exchange for shares of beneficial interest of the Surviving Fund;

     * the assumption by the Surviving Fund of all of the liabilities of each Disappearing Fund;

     * the distribution of the Surviving Fund's shares to the shareholders of each Disappearing Fund; and

     *    the complete liquidation of each Disappearing Fund.

     The Reorganizations are expected to be effective upon the Closing Date. As a result of the Reorganizations, each owner of shares of each Class of the Disappearing Funds would become a shareholder of the same Class of shares of ING Global Technology Fund.

     Each Shareholder will hold, immediately after the Closing Date, shares of the corresponding Class of the Surviving Fund having an aggregate value equal to the aggregate value of the shares of the Class of each Disappearing Fund's shares held by that shareholder as of the Closing Date.

     The Reorganizations are two of several reorganizations that are proposed, or have already taken place, among various Pilgrim Funds. The Pilgrim Funds complex has grown in recent years through the addition of many funds. Management of the Pilgrim Funds has proposed the consolidation of several Pilgrim Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds in the Pilgrim Fund complex, thereby eliminating inefficiencies arising from having similar portfolios in the same fund group and confusion about overlapping funds and are intended to replace funds that are too small to be viable. ING Pilgrim Investments, LLC ("ING Pilgrim" or the "Adviser"), the investment adviser to each Fund, also believes that the Reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

     In considering whether to approve each Reorganization, you should note that:

     *    The Funds have similar investment objectives and strategies;

     * The Disappearing Funds are both very small (with net assets of $23.1 million for Internet Fund and $17.3 million for Global Communications Fund, effective December 31, 2001) - perhaps too small to be viable; consolidation of these Funds will result in a larger Surviving Fund whose style should attract greater interest from investors, and should be more viable;

     * The Disappearing Funds, by themselves, are not only very small in asset size, but the Funds address very small sub-sectors of the larger technology sector;

     * The Surviving Fund, after a change in investment strategy effective March 1, 2002, will permit shareholders to continue to invest in a technology fund, but one that is more broadly based across the technology sector than either of the Disappearing Funds;

     * Both existing and prospective shareholders would benefit from the proposed Reorganizations through an increase in asset size of the Surviving Fund, resulting in a fund that can be more diversified and/or take larger positions in portfolio holdings; and

     * The proposed Reorganizations are expected to result in slightly higher operating expenses per share after management subsidies for all Classes of both Disappearing Funds. For example, the total operating expenses before and after the mergers, and before and after reimbursement from management, expressed as a percentage of net asset value per share of each Class of each Fund, based on the twelve-month period ended October 31, 2001, are as follows:


BEFORE THE MERGER                                                  CLASS A        CLASS B      CLASS C
                                                                   -------        -------      -------
Global Communications Fund before expense
reimbursement from management:                                      2.24%          2.98%        2.99%

Internet Fund before expense reimbursement from
management:                                                         2.86%          3.51%        3.51%

ING Global Technology Fund before expense
reimbursement from management:                                      2.47%          3.16%        3.16%

Global Communications Fund after expense
reimbursement from management:(1)                                   1.59%          2.30%        2.30%

Internet Fund after expense reimbursement from
management:(1)                                                      1.63%          2.38%        2.38%

ING Global Technology Fund after expense
reimbursement from management:(2)                                   1.83%          2.54%        2.54%

AFTER THE MERGER

Pro Forma estimated expenses for ING Global Technology Fund
before reimbursement from management (unaudited):                   2.48%          3.13%       3.13%

Pro Forma estimated expenses ING Global Technology Fund after
expense reimbursement from management (unaudited):                  1.95%          2.70%       2.70%

----------
(1) ING Pilgrim will propose to the Board of Trustees new expense limitation agreements for both Funds that will take effect on March 1, 2002. The terms of the agreements, except as described below, will remain the same as those under the existing agreements, which are valid through February 28, 2002. Under the expense limitation agreements, ING Pilgrim has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim within three years) for Global Communications Fund to annual rates of 1.70%, 2.45% and 2.45% for Class A, Class B and Class C shares, respectively; and for Internet Fund to annual rates of 1.90%, 2.65% and 2.65% for Class A, Class B and Class C shares, respectively. The agreement for Global Communications Fund is contractual and will continue through at least October 31, 2003. The agreement for Internet Fund is contractual and will continue through at least May 31, 2003. Thereafter, the expense limitation agreements shall renew automatically for one-year terms unless ING Pilgrim provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement. Prior to March 1, 2001, the expense limitation rates for Global Communications Fund for Class A, Class B and Class C shares were 1.53%, 2.18% and 2.18%, respectively. Prior to March 1, 2001, the expense limitation rates for Internet Fund for Class A, Class B and Class C shares were 1.59%, 2.24% and 2.24%, respectively.

(2) From December 19, 1998 through February 28, 2001, ING Global Technology Fund had an expense limitation agreement with ING Mutual Funds Management Co. LLC that limited expenses to annual rates of 1.59%, 2.24% and 2.24% for Class A, Class B and Class C shares, respectively. ING Pilgrim will propose to the Board of Trustees a new expense limitation agreement for the Fund that will take effect on March 1, 2002 that limits expenses to annual rates of 1.95%, 2.70% and 2.70% for Class A, Class B and Class C shares, respectively. The terms of the agreement, except as described above, will remain the same as those under the existing agreement, which is valid through February 28, 2002. The agreement is contractual and will continue through at least October 31, 2003. Thereafter, the expense limitation agreements shall renew automatically for one-year terms unless ING Pilgrim provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

     Approval of each Reorganization Agreement requires a vote of the majority of the outstanding shares of each Disappearing Fund, respectively, present in person or by proxy if a quorum is present at the Special Meeting. Holders of one-third of the outstanding shares present in person or by proxy shall constitute a quorum.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF EACH DISAPPEARING FUND, RESPECTIVELY, UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATIONS. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATIONS.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

     The  following   summarizes  the  investment   objective,   strategies  and
management differences, if any, between the Funds.

                  GLOBAL COMMUNICATIONS FUND                     INTERNET FUND                  ING GLOBAL TECHNOLOGY FUND(1)
                  --------------------------                     -------------                  -----------------------------
INVESTMENT   Seeks long-term capital appreciation.  Seeks long-term capital appreciation.   Seeks long-term capital appreciation.
OBJECTIVE

INVESTMENT   *    Normally invests at least 65%     *    Normally invests at least 65%      *    Normally invests at least 80%
STRATEGIES        of its total assets in equity          of its total assets in a                of its total assets in equity
                  securities of communications           portfolio of equity securities          securities and equity
                  companies. As a general                of U.S. and non-U.S. internet           equivalent securities
                  matter, the Fund expects these         technology companies.                   (preferred stock, warrants and
                  investments to be in common                                                    convertible securities) of
                  stocks of large-, mid- and        *    Defines an internet technology          U.S. and non-U.S. technology
                  small-sized companies. This            company as one with internet            companies. The Fund may invest
                  portion of the portfolio will          businesses or internet related          in large-, mid- and
                  have investments located in at         consulting or services                  small-sized companies.
                  least three different                  businesses, or that derive at
                  countries, including the               least 50% of their total           *    Defines technology
                  United States.                         revenues or earnings from               companies as companies with
                                                         business operations in                  businesses in or related to
             *    Defines communications                 internet related hardware,              technology or technology
                  companies as those companies           software or infrastructure              services, or that commit at
                  that derive at least 50% of            industries. As a general                least 50% of their assets or
                  their total revenues or                matter, the Fund expects these          derive at least 50% of their
                  earnings from designing,               investments to be in common             total revenues or earnings
                  developing, operating,                 stocks of large, mid-sized or           from business operations in
                  financing, manufacturing or            small companies.                        the following areas: internet
                  providing the following                                                        activities, including internet
                  activities, products and          *    Generally, the Sub-Adviser's            related hardware, software,
                  services: communications               overall stock selection for             infrastructure and networking
                  equipment and service                  the Fund will be based on an            equipment; media and
                  (including television and              assessment of a company's               entertainment businesses,
                  radio, satellite, microwave            fundamental prospects. The              including radio, television,
                  and cable television);                 Sub-Adviser anticipates,                satellite and cable
                  computer equipment, mobile             however, that a portion of the          television, broadcasting and
                  telecommunications and                 Fund's holdings will be                 media content;
                  cellular radio and paging;             invested in newly issued                telecommunications and
                  electronic mail; local and             securities being sold in the            communications, including the
                  wide area networking and               primary or secondary market.            design, manufacture, or
                  linkage of work and data                                                       operation of
                  processing systems.                                                            telecommunications services
                                                                                                 and equipment, voice, data,
                                                                                                 wireless, paging and
                                                                                                 electronic components;
                                                                                                 computer business, including
                                                                                                 hardware, software,
                                                                                                 semiconductors, semiconductor
                                                                                                 capital equipment and server

----------
(1) Effective March 1, 2002, Global Information Technology Fund will change to ING Global Technology Fund, and its name and its investment strategies will be those as described in this section.

                  GLOBAL COMMUNICATIONS FUND                     INTERNET FUND                  ING GLOBAL TECHNOLOGY FUND(1)
                  --------------------------                     -------------                  -----------------------------
             *    Generally, the Sub-Adviser's      *    In choosing investments for             hardware producers; e-commerce
                  overall stock selection for            the Fund, the Sub-Adviser               businesses, including
                  the Fund will be based on an           first identifies themes which           equipment and communications
                  assessment of the company's            it believes will drive the              activities such as electronic
                  fundamental prospects. The             internet in the future. Then,           mail, data processing,
                  Sub-Adviser anticipates,               by conducting extensive                 information systems,
                  however, that a portion of the         fundamental research, the               networking, office automation
                  Fund's holdings will be                Sub-Adviser analyzes                    and on-line services; and
                  invested in newly issued               individual companies worldwide          companies involved in the
                  securities being sold in the           to identify those firms that            distribution, servicing,
                  primary or secondary market.           are most likely to benefit              science and development of
                                                         from the selected investment            these businesses.
             *    Uses broad industry analysis           themes.
                  and "bottom-up" company                                                   *    Uses broad industry analysis
                  analysis to identify the          *    The Fund is generally expected          and "bottom-up" company
                  stocks of companies it                 to engage in frequent and               analysis to identify the
                  believes will become future            active trading of its                   stocks of companies it
                  communications leaders.                portfolio securities.                   believes will become future
                                                                                                 information technology
             *    First identifies themes that                                                   leaders.
                  address industry and
                  technological changes, then                                               *    First identifies themes that
                  analyzes individual companies                                                  address industry and
                  worldwide to find those firms                                                  technological changes, then
                  most likely to benefit from                                                    analyzes individual companies
                  the selected investment                                                        worldwide to find those firms
                  themes.                                                                        most likely to benefit from
                                                                                                 the selected investment
             *    The Fund is generally expected                                                 themes.
                  to engage in frequent and
                  active trading of its                                                     *    The Sub-Adviser believes it is
                  portfolio securities.                                                          likely that a portion of the
                                                                                                 Fund's holdings will be
                                                                                                 invested in newly issued
                                                                                                 securities acquired in initial
                                                                                                 public offerings or on the
                                                                                                 secondary market.

                                                                                            *    The Fund is generally expected
                                                                                                 to engage in frequent and
                                                                                                 active trading of its
                                                                                                 portfolio securities.

INVESTMENT   ING Pilgrim                            ING Pilgrim                             ING Pilgrim
ADVISER

SUB-ADVISER  ING Investment Management              ING Investment Management               ING Investment Management
             Advisors B.V.                          Advisors B.V.                           Advisors B.V.

PORTFOLIO    Mr. Daniel Hayes                       Mr. Guy Uding                           Mr. Guy Uding
MANAGERS

     As you can see from the chart above, one difference in the investment strategies of the Disappearing Funds is that Global Communications Fund normally invests 65% of its total assets in equity securities of communications companies; while Internet Fund normally invests 65% of its total assets in equity securities of internet technology companies. As described above, the portfolio manager of the Surviving Fund will have the ability, effective March 1, 2002, to invest in both internet technologies companies and communication companies.

----------
(1) Effective March 1, 2002, Global Information Technology Fund will change to ING Global Technology Fund, and its name and its investment strategies will be those as described in this section.

COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of October 31, 2001:

                                       GLOBAL COMMUNICATIONS FUND          INTERNET FUND         ING GLOBAL TECHNOLOGY FUND(1)
                                       --------------------------          -------------         -----------------------------
Net Assets                                     $15,670,176                  $18,622,108                   $41,461,297

Number of Holdings                                 42                            27                           40

Portfolio Turnover(2)                              118                          116                           126

As a percentage of net assets:
  Equity Securities                               102%                          100%                          98%
  Foreign Securities                               30%                           --                           12%
  U.S. Securities                                  72%                          100%                          86%

Companies with market caps of
(as % of net assets):
    $10 billion or more                            54%                          46%                           52%
    $5 billion to less than $10
    billion                                        19%                          19%                           27%
    Less than $5 billion                           29%                          35%                           19%

Top 10 Countries                      United States       71.68%     United States      100%        United States      89.95%
(as a % of net assets)                United Kingdom      11.24%                                    United Kingdom     5.57%
                                      Finland             4.78%                                     Canada             2.66%
                                      Germany             3.86%                                     Israel             2.00%
                                      Japan               3.02%                                     Ireland            1.31%
                                      Netherlands         2.19%                                     Japan              0.91%
                                      Canada              1.68%
                                      Singapore           1.40%
                                      Hong Kong           1.13%
                                      Spain               1.13%

----------
(1) Effective March 1, 2002, Global Information Technology Fund will change its name to ING Global Technology Fund, and will change its investment strategies as previously described on pages 4 and 5. Information provided in this table reflects the investment strategies as in effect prior to Match 1, 2002. Prior to March 1, 2002, Global Information Technology Fund is a diversified fund that invests, under normal market conditions, at least 65% of its total assets in a portfolio of equity securities of information technology companies.

(2)  For the fiscal period ended October 31, 2001.

                              GLOBAL COMMUNICATIONS FUND               INTERNET FUND            ING GLOBAL TECHNOLOGY FUND(1)
                              --------------------------               -------------            -----------------------------
Top 10 Holdings            Vondafone Group          7.84%     Cisco Systems, Inc.      6.97%    International
(as a % of net assets)     Juniper Networks, Inc.   5.15%     AOL Time Warner, Inc.    5.82%    Business Machines        6.15%
                           Nokia (Ab) OY            4.78%     eBay, Inc.               5.79%    Electronic Data
                           Convergys Corp           3.97%     Sun Microsystems,                 Systems Corp.            5.67%
                           Worldcom,                          Inc.                     5.49%    Microsoft Corp.          5.14%
                           Inc./Worldcom Group      3.93%     Internet Security                 Nvidia Corp.             4.37%
                           Deutsche Telekom         3.86%     Systems                  5.40%    Texas Instruments,
                           Texas Instruments,                 Sungard Data                      Inc.                     4.37%
                           Inc.                     3.73%     Systems, Inc.            5.39%    Brocade
                           Xilinx, Inc.             3.67%     Broadcom Corp.           5.21%    Communications
                           Cisco Systems, Inc.      3.40%     Amazon.Com, Inc.         5.11%    Systems, Inc.            4.24%
                           Ciena Corp.              3.30%     First Data Corp.         4.29%    Cisco Systems, Inc.      3.92%
                                                              Intel Corp.              4.16%    Activision, Inc.         3.58%
                                                                                                THQ, Inc.                3.58%
                                                                                                Veritas Siftware
                                                                                                Corp.                    3.55%

Top 5 Industries           Telecommunications      63.60%     Internet                43.58%    Computers               26.21%
(as a % of net assets)     Semiconductors          19.13%     Semiconductors          17.02%    Semiconductors          24.07%
                           Software                 5.08%     Computers               10.88%    Software                18.87%
                           Electronics              3.99%     Telecommunication        9.78%    Telecommunication       13.54%
                           Commercial Services      3.96%     Software                 8.39%    Electronics              8.79%

----------
(1) Effective March 1, 2002, Global Information Technology Fund will change its name to ING Global Technology Fund, and will change its investment strategies as previously described on pages 4 and 5.

     RELATIVE PERFORMANCE

     The following table shows, for the periods shown, the average annual total return for: (a) Class A shares of Global Communications Fund; (b) Class A shares of Internet Fund; (c) Class A shares of ING Global Technology Fund; (d) the Goldman Sachs Technology Industry Composite Index ("GSTI Index"); and (e) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Performance of the Funds in the table does not reflect the deduction of sales loads, and would be lower if it did. The index has inherent performance advantages over the Funds since it has no cash in its portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Each Fund's past performance is not an indication of its future performance.

(Unaudited)


                  GLOBAL
               COMMUNICATIONS                             ING GLOBAL             GSTI               S&P
PERIOD            FUND(1)          INTERNET FUND(2)    TECHNOLOGY FUND(3)       INDEX(4)        500 INDEX(5)
------            -------          ----------------    ------------------       --------        ------------
12/31/99            N/A                  N/A                140.15%              88.86%            21.04%
12/31/00            N/A                -69.16%              -29.01%             -37.84%            -9.11%
12/31/01          -63.22%              -54.32%              -45.50%             -28.56%           -11.88%

----------
(1)  Global Communications Fund commenced operations on March 1, 2000.

(2)  Internet Fund commenced operations on July 1, 1999.

(3) Global Information Technology Fund commenced operations on December 15, 1998. Effective March 1, 2002, Global Information Technology Fund will change its name to ING Global Technology Fund, and its investment strategies as previously described on pages 4 and 5. Performance information provided in this table reflects the investment strategies as in effect prior to March 1, 2002.

(4) The GSTI Index is a widely recognized, unmanaged index of technology stocks.

(5)  The S&P 500 Index is an unmanaged  index that measures the  performance  of
     securities  of  approximately  500  large-capitalization   companies  whose
     securities are traded on major U.S. stock markets.

     PERFORMANCE OF ING GLOBAL TECHNOLOGY FUND(1)

     The following bar chart and table provide an indication of the risks of investing in ING Global Technology Fund by showing (on a calendar year basis) changes in the ING Global Technology Fund's annual total return from year to year and by showing (on a calendar year basis) how ING Global Technology Fund's average annual returns for one year and since inception compare to those of the GSTI Index and the S&P 500 Index. The information in the bar chart is based on the performance of Class A shares of ING Global Technology Fund, although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. ING Global Technology Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestment of dividends and capital gains distributions, if any. All indices are unmanaged.

                       CALENDAR YEAR-BY-YEAR RETURNS(2)(3)

  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                         140.15% -29.01% -45.50%

----------
(1) Returns shown were accomplished under the existing investment strategies that will change effective March 1, 2002. Global Information Technology Fund commenced operations on December 15, 1998. Effective March 1, 2002, Global Information Technology Fund will change its name to ING Global Technology Fund, and will change its investment strategies as previously described on pages 4 and 5.

(2) During the periods shown in the chart, the Fund's best quarterly performance was up 78.51% for the quarter ended December 31, 1999, and the Fund's worst quarterly performance was down -44.94% for the quarter ended September 30, 2001.

(3) Returns in 1999 were primarily achieved during unusually favorable conditions in the market, particularly for information technology companies. You should not expect that such favorable returns can consistently be achieved.

     The following table shows what the average annual total returns of ING Global Technology Fund would equal if you averaged out actual performance over various lengths of time, assuming that a shareholder pays a front-end sales charge of 5.75%, as compared to the GSTI Index, an unmanaged index. The GSTI Index has inherent performance advantages over ING Global Technology Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. ING Global Technology Fund's performance reflected in the table assumes the deduction of the maximum sales charge in all cases.

     AVERAGE ANNUAL TOTAL RETURNS for the period ended December 31, 2001 (1)

                                                                         SINCE
                                                           1 YEAR      INCEPTION
                                                           ------      ---------
ING Global Technology Fund - Class A(2)                    -48.65%        0.06%
ING Global Technology Fund - Class B(3)                    -48.54%        0.70%
ING Global Technology Fund - Class C(4)                    -46.54%        1.26%
GSTI Index(5)(6)                                           -28.56%       -0.92%

----------
(1) Class A, Class B and Class C shares of the Fund commenced operations on December 15, 1998. Effective March 1, 2002, Global Information Technology Fund will change its name to ING Global Technology Fund, and will change its investment strategies as previously described on pages 4 and 5. Performance information provided in this table reflects the investment strategies as in effect prior to March 1, 2002.

(2)  Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively for 1 year and since inception returns.

(4)  Reflects deduction of deferred sales charge of 1% for 1 year return.

(5)  The GSTI Index is a widely recognized unmanaged index of technology stocks.

(6)  Index return is for the period beginning December 1, 1998.

     The following table shows the performance of ING Global Technology Fund if sales charges are not reflected.

     AVERAGE ANNUAL TOTAL RETURNS for the period ended December 31, 2001 (1)

                                                                         SINCE
                                                           1 YEAR      INCEPTION
                                                           ------      ---------
ING Global Technology Fund - Class A                       -45.50%        2.02%
ING Global Technology Fund - Class B                       -45.90%        1.34%
ING Global Technology Fund - Class C                       -46.01%        1.26%
GSTI Index(2)(3)                                           -28.56%       -0.92%

----------
(1) Class A, Class B and Class C shares of the Fund commenced operations on December 15, 1998. Effective March 1, 2002, Global Information Technology Fund will change its name to ING Global Technology Fund, and will change its investment strategies as previously described on pages 4 and 5. Performance information provided in this table reflects the investment strategies as in effect prior to March 1, 2002.

(2)  The GSTI Index is a widely recognized unmanaged index of technology stocks.

(3)  Index return is for the period beginning December 1, 1998.

     For a discussion by the Adviser regarding the performance of ING Global Technology Fund for the fiscal year ended October 31, 2001, see Appendix A to this Proxy Statement/Prospectus. Additional information about ING Global Technology Fund is included in Appendix C to this Proxy Statement/Prospectus.

COMPARISON OF  INVESTMENT  TECHNIQUES  AND  PRINCIPAL  RISKS OF INVESTING IN THE
FUNDS

     Because the Funds have investment objectives and policies that are similar in many respects, many of the risks of investing in ING Global Technology Fund are similar to the risks of investing in Global Communications Fund and Internet Fund, respectively. You may lose money on your investment in any of the Funds. Each Fund's shares may go up or down in value, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund's shares. The following summarizes the principal investment techniques and risks of investing in the Funds.

     Equity Securities. Each Fund invests in equity securities and is subject to the risks associated with investing primarily in equity securities and equity equivalent securities (preferred stocks, convertible securities and warrants and other stock purchase rights) including market risk, issuer risk, credit risk, price volatility risk and market trends risk, among others. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Credit risk is the risk that an issuer may not be able to meet its financial obligations when due, including payments on outstanding debt. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Additionally, each Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

     Foreign Securities. Each Fund may invest in foreign securities. There are certain risks in owning foreign securities, including: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

     Risk of Emerging Market Investments. Each Fund may invest in emerging markets investments. Investments in emerging market countries are generally riskier than other kinds of foreign investments. Because of less developed markets and economies and, in some countries, less mature governments or governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

     Corporate Debt Securities. The ING Global Technology Fund may invest up to 20% of its assets in investment grade debt securities, including corporate debt securities of U.S. issuers. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument.

     Convertible Securities. Each Fund may invest in convertible securities. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. Each Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

     Risk of Industry Concentration. Because each Fund concentrates its investments in securities related to a group of particular industries, the value of the Funds may be subject to greater market fluctuations than a fund which has securities representing a broader range of investment alternatives. Prior to the change in the investment strategy of the Surviving Fund, the Surviving Fund and Internet Fund invested in a sub-set of a sector within the technology universe, making each Fund more volatile than the technology group as a whole. Global Communications Fund invests in the communications industry, which may be subject to greater governmental regulation than many other industries. Accordingly, the communications industry may be subject to changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services offered. Telephone operating companies in the United States, for example, are subject both to federal and state regulation affecting permitted rates of return and the kinds of service that may be offered.

     Technology Risk/Market Trend Risk. ING Global Technology Fund and Internet Fund invest primarily in the technology sector. Investments in this sector are generally subject to the risk of the rate of change in technology, which is higher than other industries. Products and services of companies engaged in internet and internet-related activities are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines. From time to time, the stock market may not favor the tech-related securities in which the Funds invest. For example, the market could favor value stocks, stocks in industries to which the Fund is not exposed, such as "old economy" stocks, or may not favor equities at all.

     Non-Diversification Risk. Internet Fund is classified as a non-diversified investment company, which means that, compared with other funds, Internet Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a larger percentage of its assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

     Portfolio Turnover. Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, which may have an adverse effect on the performance of a Fund. High portfolio turnover also is likely to generate more taxable short-term gains for shareholders. For the twelve-month period ended October 31, 2001, the portfolio turnover rate for ING Global Technology Fund was 126%; the portfolio turnover rate for Global Communications Fund was 118%; and the portfolio turnover rate for Internet Fund was 116%.

     Temporary Defensive Strategies. When the Adviser or sub-adviser to each Fund anticipates unusual market or other conditions, the Funds may temporarily depart from their principal investment strategies as a defensive measure. To the extent a Fund is engaged in temporary defensive investments, it may not achieve its investment objective.

                         COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of ING Global Technology Fund, see "Appendix C: Additional Information Regarding ING Global Technology Fund."

MANAGEMENT FEES

     Internet Fund and Global Technology Fund pay a management fee of 1.25% of the Fund's average daily net assets for each Class of shares. The Global Communications Fund pays a management fee of 1.00% of the Fund's average daily net assets for each Class of shares.

ADMINISTRATION FEES

     Each Fund pays an administration fee of 0.10% of the Fund's average daily net assets for each Class of Shares.

DISTRIBUTION AND SERVICE FEES

     Each Fund pays the same distribution (12b-1) and service fees for each Class of shares, as described more fully below in the table entitled "Annual Fund Operating Expenses."

EXPENSE LIMITATION AGREEMENTS

     Expense limitation agreements are in place for each Fund. Under the terms of the expense limitation agreements, ING Pilgrim has agreed to limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Pilgrim within three years.

     ING Pilgrim will propose to the Board of Trustees new expense limitation agreements for both Global Communications Fund and Internet Fund that will take effect on March 1, 2002. The terms of the agreements, except those described below, will remain the same as those under the existing agreements, which are valid through February 28, 2002. The new expense limitations for Global
Communications Fund will be 1.70%, 2.45% and 2.45% for Class A, Class B and Class C shares, respectively. The expense limitations for Internet Fund will be 1.90%, 2.65% and 2.65% for Class A, Class B and Class C shares, respectively. The agreement for Global Communications Fund is contractual and will continue through at least October 31, 2003. The agreement for Internet Fund is contractual and will continue through at least May 31, 2003. Thereafter, the expense limitation agreements shall renew automatically for one-year terms unless ING Pilgrim provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

     Prior to March 1, 2001, the expense limitation rates for Global Communications Fund for Class A, Class B and Class C shares were 1.53%, 2.18% and 2.18%, respectively; and the expense limitation rates for Internet Fund for Class A, Class B and Class C shares were 1.59%, 2.24% and 2.24%, respectively.

     From December 19, 1998 through February 28, 2001, ING Global Technology Fund had an expense limitation agreement with ING Mutual Funds Management Co. LLC that limited expenses to annual rates of 1.59%, 2.24% and 2.24% for Class A, Class B and Class C shares, respectively. ING Pilgrim will propose to the Board of Trustees a new expense limitation agreement for the Fund that will take effect on March 1, 2002 that limits expenses to annual rates of 1.95%, 2.70% and 2.70% for Class A, Class B and Class C shares, respectively. The terms of the agreement, except those described above, will remain the same as those under the existing agreement, which is valid through February 28, 2002. The agreement is contractual and will continue through at least October 31, 2003. Thereafter, the expense limitation agreements shall renew automatically for one-year terms unless ING Pilgrim provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

EXPENSE TABLES

     There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Funds. The following table shows the transaction fees on new investments for Class A, Class B and Class C shares of each Fund.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                                    CLASS A      CLASS B      CLASS C
                                                                    -------      -------      -------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                                    5.75%(1)       none         none
Maximum deferred sales charge (load) (as a percentage of the
  lower of original purchase price or redemption proceeds)          none(2)      5.00%(3)     1.00%(4)

----------
(1) Reduced for purchases of $50,000 and over. For information on reduced sales loads for ING Global Technology Fund, see "Class A Shares: Initial Sales Charge Alternative" in Appendix C.

(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See, "Class A
     Shares: Initial Sales Charge Alternative" in Appendix C.

(3) Imposed upon redemptions within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Alternative" in Appendix C.

(4)  Imposed upon redemptions within 1 year from purchase.

     The following tables show the current expenses of each of the Funds and estimated pro forma expenses giving effect to: (i) the proposed reorganization of Internet Fund and Global Communications Fund into ING Global Technology Fund;
(ii) the proposed Reorganization of Internet Fund into ING Global Technology Fund (assumes Reorganization of Internet Fund does not occur); and (iii) the proposed Reorganization of Global Communications Fund into ING Global Technology Fund (assumes Reorganization of Global Communications Fund does not occur). Expenses are based upon the annual operating expenses incurred by Class A, Class B and Class C shares of the Fund for the period ended October 31, 2001. Pro forma fees show estimated fees of the Surviving Fund after giving effect to each proposed Reorganizations as adjusted to reflect changes in contractual charges. Pro forma numbers are estimated in good faith and are hypothetical.

 PROFORMA I: Proposed Reorganization of Internet Fund and Global Communications
                      Fund into ING Global Technology Fund

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)
 (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)(1)

                                            DISTRIBUTION
                                             (12B-1) AND
                                             SHAREHOLDER                   TOTAL FUND
                            MANAGEMENT        SERVICING        OTHER       OPERATING       FEE WAIVER       NET FUND
                               FEES            FEES(2)       EXPENSES       EXPENSES     BY ADVISER(3)      EXPENSES
                               ----            -------       --------       --------     -------------      --------
CLASS A
  Global Communications
  Fund                         1.00%            0.35%          0.89%         2.24%           -0.65%          1.59%
  Internet Fund                1.25%            0.35%          1.26%         2.86%           -1.23%          1.63%
  ING Global
  Technology Fund              1.25%            0.35%          0.87%         2.47%           -0.64%          1.83%
  After the
  Reorganizations
  (PRO FORMA)                  1.25%            0.35%          0.88%         2.48%           -0.53%          1.95%

CLASS B
  Global Communications
  Fund                         1.00%            1.00%          0.98%         2.98%           -0.68%          2.30%
  Internet Fund                1.25%            1.00%          1.26%         3.51%           -1.13%          2.38%
  ING Global Technology
  Fund                         1.25%            1.00%          0.91%         3.16%           -0.62%          2.54%
  After the
  Reorganizations
  (PRO FORMA)                  1.25%            1.00%          0.88%         3.13%           -0.43%          2.70%

CLASS C
  Global Communications
  Fund                         1.00%            1.00%          0.99%         2.99%           -0.69%          2.30%
  Internet Fund                1.25%            1.00%          1.26%         3.51%           -1.13%          2.38%
  ING Global
  Technology Fund              1.25%            1.00%          0.91%         3.16%           -0.62%          2.54%
  After the
  Reorganizations
  (PRO FORMA)                  1.25%            1.00%          0.88%         3.13%           -0.43%          2.70%

----------
(1) The fiscal year end for Global Communications Fund and ING Global Technology Fund is October 31. The fiscal year end of Internet Fund is May
     31. PRO FORMA expenses are adjusted for anticipated contractual changes.
(2) As a result of distribution (12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.
(3) Prior to March 1, 2002, ING Pilgrim had agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) for Global Communications Fund to annual rates of 1.53%, 2.18% and 2.18% for Class A, Class B and Class C shares, respectively; for Internet Fund to annual rates of 1.59%, 2.24% and 2.24% for Class A, Class B and Class C shares, respectively; and for ING Global Technology Fund to annual rates of 1.59%, 2.24% and 2.24% for Class A, Class B and Class C shares, respectively. The agreements are valid until February 28, 2002. For more information, please see the section "Expense Limitation Agreements" above.

PROFORMA II: Proposed Reorganization of Internet Fund into ING Global Technology
 Fund (assumes Reorganization of Global Communications Fund does not occur).(1)

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)
 (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)(1)

                                            DISTRIBUTION
                                               (12B-1)
                                                 AND
                                             SHAREHOLDER                   TOTAL FUND
                            MANAGEMENT        SERVICING        OTHER       OPERATING       FEE WAIVER       NET FUND
                               FEES            FEES(2)       EXPENSES       EXPENSES     BY ADVISER(3)      EXPENSES
                               ----            -------       --------       --------     -------------      --------
CLASS A
  Internet Fund                1.25%            0.35%          1.26%         2.86%           -1.23%          1.63%
  ING Global
  Technology Fund              1.25%            0.35%          0.87%         2.47%           -0.64%          1.83%
  After the
  Reorganizations
  (PRO FORMA)                  1.25%            0.35%          0.90%         2.50%           -0.55%          1.95%

CLASS B
  Internet Fund                1.25%            1.00%          1.26%         3.51%           -1.13%          2.38%
  ING Global Technology
  Fund                         1.25%            1.00%          0.91%         3.16%           -0.62%          2.54%
  After the
  Reorganizations
  (PRO FORMA)                  1.25%            1.00%          0.90%         3.15%           -0.45%          2.70%

CLASS C
  Internet Fund                1.25%            1.00%          1.26%         3.51%           -1.13%          2.38%
  ING Global
  Technology Fund              1.25%            1.00%          0.91%         3.16%           -0.62%          2.54%
  After the
  Reorganizations
  (PRO FORMA)                  1.25%            1.00%          0.90%         3.15%           -0.45%          2.70%

----------
(1) The fiscal year end for ING Global Technology Fund is October 31. The fiscal year end of Internet Fund is May 31. Pro Forma expenses are adjusted for anticipated contractual changes.

(2) As a result distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.

(3) Prior to March 1, 2002, ING Pilgrim had agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) for Global Communications Fund to annual rates of 1.53%, 2.18% and 2.18% for Class A, Class B and Class C shares, respectively; for Internet Fund to annual rates of 1.59%, 2.24% and 2.24% for Class A, Class B and Class C shares, respectively; and for ING Global Technology Fund to annual rates of 1.59%, 2.24% and 2.24% for Class A, Class B and Class C shares, respectively. The agreements are valid until February 28, 2002. For more information, please see the section "Expense Limitation Agreements" above.

  PROFORMA III: Proposed Reorganization of Global Communications Fund into ING
    Global Technology Fund (assumes Reorganization of Internet Fund does not occur).(1)

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)
 (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)(1)

                                            DISTRIBUTION
                                             (12B-1)AND
                                             SHAREHOLDER                   TOTAL FUND
                            MANAGEMENT        SERVICING        OTHER       OPERATING       FEE WAIVER       NET FUND
                               FEES            FEES(2)       EXPENSES       EXPENSES     BY ADVISER(3)      EXPENSES
                               ----            -------       --------       --------     -------------      --------
CLASS A
  Global Communications
  Fund                         1.00%            0.35%          0.89%         2.24%           -0.65%          1.59%
  ING Global
  Technology Fund              1.25%            0.35%          0.87%         2.47%           -0.64%          1.83%
  After the
  Reorganizations
  (PRO FORMA)                  1.25%            0.35%          0.80%         2.40%           -0.45%          1.95%

CLASS B
  Global Communications
  Fund                         1.00%            1.00%          0.98%         2.98%           -0.68%          2.30%
  ING Global Technology
  Fund                         1.25%            1.00%          0.91%         3.16%           -0.62%          2.54%
  After the
  Reorganizations
  (PRO FORMA)                  1.25%            1.00%          0.80%         3.05%           -0.35%          2.70%

CLASS C

  Global Communications
  Fund                         1.00%            1.00%          0.99%         2.99%           -0.69%          2.30%
  ING Global
  Technology Fund              1.25%            1.00%          0.91%         3.16%           -0.62%          2.54%
  After the
  Reorganizations
  (PRO FORMA)                  1.25%            1.00%          0.80%         3.05%           -0.35%          2.70%

----------
(1) The fiscal year end for Global Communications Fund and ING Global Technology Fund is October 31. Pro Forma expenses are adjusted for anticipated contractual changes.

(2) As a result distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.

(3) Prior to March 1, 2002, ING Pilgrim had agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) for Global Communications Fund to annual rates of 1.53%, 2.18% and 2.18% for Class A, Class B and Class C shares, respectively; for Internet Fund to annual rates of 1.59%, 2.24% and 2.24% for Class A, Class B and Class C shares, respectively; and for ING Global Technology Fund to annual rates of 1.59%, 2.24% and 2.24% for Class A, Class B and Class C shares, respectively. The agreements are valid until February 28, 2002. For more information, please see the section "Expense Limitation Agreements" above.

     Following the Reorganizations, certain holdings of each Disappearing Fund that are transferred to the Surviving Fund in connection with the Reorganizations may be sold. Such sales may result in increased transaction costs for the Surviving Fund, and the realization of taxable gains or losses for the Surviving Fund.

     Examples. The following examples are intended to help you compare the cost of investing in the Funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based upon the above assumptions, you would pay the following expenses if you redeemed your shares. Your actual costs may be higher or lower.

                        GLOBAL COMMUNICATIONS FUND                                  INTERNET FUND
                 ------------------------------------------          -------------------------------------------
                 1 YEAR    3 YEARS     5 YEARS     10 YEARS          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 ------    -------     -------     --------          ------     -------     -------     --------
CLASS A           $789      $1,235      $1,706      $3,002            $847       $1,410      $1,997      $3,577
CLASS B           $801      $1,221      $1,767      $3,126*           $854       $1,377      $2,022      $3,639*
CLASS C           $402        $924      $1,572      $3,308            $454       $1,077      $1,822      $3,783

                        ING GLOBAL TECHNOLOGY FUND                         PRO FORMA: THE FUNDS COMBINED**
                 ------------------------------------------          -------------------------------------------
                 1 YEAR    3 YEARS     5 YEARS     10 YEARS          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 ------    -------     -------     --------          ------     -------     -------     --------
CLASS A           $811      $1,300      $1,815      $3,220            $812       $1,303      $1,820      $3,229
CLASS B           $819      $1,274      $1,854      $3,308*           $816       $1,266      $1,840      $3,289*
CLASS C           $419        $974      $1,654      $3,467            $416         $966      $1,640      $3,439

     You would pay the following expenses if you did not redeem your shares:

                        GLOBAL COMMUNICATIONS FUND                                  INTERNET FUND
                 ------------------------------------------          -------------------------------------------
                 1 YEAR    3 YEARS     5 YEARS     10 YEARS          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 ------    -------     -------     --------          ------     -------     -------     --------
CLASS A           $789      $1,235      $1,706     $3,002             $847      $1,410      $1,997       $3,577
CLASS B           $301        $921      $1,567     $3,126*            $354      $1,077      $1,822       $3,639*
CLASS C           $302        $924      $1,572     $3,308             $354      $1,077      $1,822       $3,783

                        ING GLOBAL TECHNOLOGY FUND                         PRO FORMA: THE FUNDS COMBINED**
                 ------------------------------------------          -------------------------------------------
                 1 YEAR    3 YEARS     5 YEARS     10 YEARS          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 ------    -------     -------     --------          ------     -------     -------     --------
CLASS A           $811      $1,300      $1,815      $3,220            $812       $1,303      $1,820      $3,229
CLASS B           $319        $974      $1,654      $3,308*           $316         $966      $1,640      $3,289*
CLASS C           $319        $974      $1,654      $3,467            $316         $966      $1,640      $3,439

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.
**   Estimated.

GENERAL INFORMATION

     Class A, Class B and Class C shares of ING Global Technology Fund issued to a shareholder in connection with the Reorganizations will not be subject to an initial sales charge, but will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding Class of shares of each
Disappearing Fund held by that shareholder immediately prior to the Reorganizations.

     In  addition,   the  period  that  the  shareholder  held  shares  of  each
Disappearing Fund will be included in the holding period of ING Global Technology Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of ING Global Technology Fund issued to a shareholder in connection with the Reorganizations will convert to Class A shares eight years after the date that the Class B shares of each Disappearing Fund were purchased by the shareholder. Purchases of shares of ING Global Technology Fund after the Reorganization will be subject to the same sales load structure that is currently in effect for the Disappearing Funds, as described in the table above in the section "Expense Tables."

     Neither the Surviving Fund nor the Disappearing Funds have any redemption fees, exchange fees or sales charges on reinvested dividends.

                      INFORMATION ABOUT THE REORGANIZATIONS

THE REORGANIZATION AGREEMENTS

     The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreements. Significant provisions of the Reorganization Agreements are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreements, copies of which are attached as Appendix B-1 and Appendix B-2.

     The Reorganization Agreements provide for (i) the transfer, as of the Closing Date, of all of the assets of each Disappearing Fund in exchange for shares of beneficial interest of the Surviving Fund and the assumption by the Surviving Fund of each Disappearing Fund's liabilities; and (ii) the distribution of shares of the Surviving Fund to shareholders of each Disappearing Fund, as provided for in the Reorganization Agreements. The Disappearing Funds will then be liquidated.

     After the Reorganizations, each shareholder of the Disappearing Funds will own shares of the Surviving Fund having an aggregate value equal to the aggregate value of each respective Class of shares in each Disappearing Fund, respectively, held by that shareholder as of the Closing Date. Shareholders of each Class of shares of the Disappearing Funds will receive shares of the same Class of shares of the Surviving Fund. In the interest of economy and convenience, shares of the Surviving Fund generally will not be represented by physical certificates, unless requested in writing.

     Until the Closing Date, shareholders of each Disappearing Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Surviving Fund for the redemption of its shares.

     The obligations of the Funds under the Reorganization Agreements are subject to various conditions, including approval of the shareholders of each Disappearing Fund. Each Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by each Reorganization Agreement. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization. Each Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix B-1 and Appendix B-2 to review the terms and conditions of each Reorganization Agreement.

REASONS FOR THE REORGANIZATIONS

     Each Reorganization is one of several reorganizations that are proposed, or have already taken place, among various Pilgrim Funds. The Pilgrim Funds complex has grown in recent years through the addition of many funds. Management of the Pilgrim Funds has proposed the consolidation of several Pilgrim Funds that they believe have similar or compatible investment policies. The reorganizations are designed to reduce the substantial overlap in funds in the Pilgrim Funds complex, thereby eliminating inefficiencies arising from having similar portfolios in the same fund group and confusion about overlapping funds and are intended to replace funds that are too small to be viable. ING Pilgrim also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

     The proposed Reorganizations were presented to the Board of Trustees of each Fund for consideration and approval at a meeting held on November 2, 2001. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of each Fund, respectively, determined that the interests of the shareholders of each Fund will not be diluted as a result of the proposed Reorganizations, and that the proposed Reorganizations are in the best interests of the shareholders of each Fund.

     The Reorganizations will allow the shareholders of each Disappearing Fund to continue to participate in a professionally-managed portfolio that seeks to achieve an objective of long-term capital appreciation through investment in technology related securities. As shareholders of ING Global Technology Fund, shareholders will be able to exchange into other mutual funds in the group of the Pilgrim Funds that offer the same Class of shares in which such shareholder is currently invested. A list of the Pilgrim Funds and the Classes available after the Reorganizations, is contained in Appendix D.

BOARD CONSIDERATIONS

     The Board of Trustees of each Disappearing Fund in recommending the proposed transaction, considered a number of factors, including the following:

     * the plans of management to reduce the overlap in Funds in the Pilgrim Funds complex;

     * the size of the Funds and management's assertion that the Disappearing Funds are so small that they are not viable;

     * expense ratios and information regarding fees and expenses of the Surviving Fund and each Disappearing Fund, including the expense limitation arrangements offered by ING Pilgrim for Global Communications Fund, Internet Fund and ING Global Technology Fund;

     * whether the Reorganizations would dilute the interests of the current shareholders of each Fund;

     * the relative investment performance of ING Global Technology Fund as compared to each Disappearing Fund;

     * the strategies of ING Global Technology Fund to invest in technology related securities, permitting the Disappearing Funds to participate in a technology related fund;

     * the costs to be borne by ING Global Technology Fund, each Disappearing Fund and ING Pilgrim; and

     *    the tax consequences of the  Reorganizations to each Disappearing Fund
          and  their   shareholders   including  the  tax-free   nature  of  the
          transaction

     ING Pilgrim recommended the Reorganizations to the Board of Trustees at a meeting of the Board on November 2, 2001. In recommending the Reorganizations, ING Pilgrim advised the Board that the Disappearing Funds were too small to be viable. The Board of Trustees also considered the future potential benefits to ING Pilgrim in that its costs to administer and maintain expense limitations for the Funds may be reduced if the Reorganizations are approved.

     THE TRUSTEES OF EACH DISAPPEARING FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE PROPOSED REORGANIZATIONS WITH ING GLOBAL TECHNOLOGY FUND.

TAX CONSIDERATIONS.

     The Reorganizations are intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the shareholders of the Disappearing Funds nor the Surviving Fund are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreements. As a condition to the Closing of the Reorganizations, the Funds will receive an opinion from the law firm of Dechert to the effect that each Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Trust.

     Immediately prior to the Reorganizations, each Disappearing Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of each Disappearing Fund's investment company taxable income for taxable years ending on or prior to each Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to each Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of each Disappearing Fund's shareholders.

     As of October 31, 2001, Global Communications Fund had accumulated capital loss carryforwards in the amount of approximately $64,104,971. After the Reorganizations, these losses will be available to the Surviving Fund to offset its capital gains, although a portion of the amount of these losses which may offset the Surviving Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that the Surviving Fund may not be able to use such losses as rapidly as it might have had the Reorganizations not occurred, and part of these losses may not be useable at all. The ability of the Surviving Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of the Disappearing Fund's capital loss carryforwards currently are available only to pre-Reorganization shareholders of that Fund. After the Reorganizations, however, these benefits will inure to benefit of all post-Reorganization shareholders of the Surviving Fund.

EXPENSES OF THE REORGANIZATIONS

     ING Pilgrim, the investment adviser to ING Global Technology Fund, will bear half the cost of the Reorganizations. The Funds will bear the other half of the expenses relating to the proposed Reorganizations including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the SEC. Of the Reorganization expenses allocated to the Funds, each Fund will bear a pro rata portion based on its relative net asset value immediately before Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORMS OF ORGANIZATION

     ING Global Technology Fund and Global Communications Fund are diversified series of Pilgrim Funds Trust (the "Trust"), an open-end management investment company organized as a Delaware business trust. Internet Fund is a non-diversified series of the Trust. The Trust is governed by a Board of Trustees that is currently comprised of nine Trustees. For more information on the history of the Funds, refer to the Funds' SAI.

DISTRIBUTOR


     ING Pilgrim Securities, Inc. (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is the principal distributor for the Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Fund pays dividends from net investment income and net capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreements are approved by the shareholders of each Disappearing Fund, then as soon as practicable before the Closing Date, each Disappearing Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION

     The following tables show on an unaudited basis the capitalization of each of the Funds as of October 31, 2001 and on a pro forma basis as of October 31, 2001 giving effect to the Reorganizations. The first table presents the capitalization of each Fund assuming that the Reorganization of the Internet Fund into ING Global Technology Fund is consummated, but not the Reorganization with Global Communications Fund. The second table presents the capitalization of each Fund assuming that the Reorganization of Global Communications Fund into Global Technology Fund is consummated, but not the Reorganization of Internet Fund. The third table presents the capitalization of each Fund assuming that the Reorganizations with both the Global Communications Fund and Internet Fund are consummated. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization.

PRO FORMA I: Proposed Reorganization of Internet Fund into ING Global Technology Fund (assumes reorganization of Global Communications Fund does not occur).

                                                                     NET ASSET VALUE             SHARES
                                                  NET ASSETS            PER SHARE             OUTSTANDING
                                                  ----------            ---------             -----------
INTERNET FUND
Class A                                           $8,858,741              $2.05                4,330,637
Class B                                           $6,878,314              $2.01                3,418,006
Class C                                           $2,885,053              $2.01                1,435,776

ING GLOBAL TECHNOLOGY FUND
Class A                                          $25,358,539              $5.77                4,394,888
Class B                                          $11,726,411              $5.63                2,083,829
Class C                                          $ 4,376,347              $5.61                  780,009

PRO FORMA - SURVIVING FUND INCLUDING INTERNET FUND
Class A                                          $34,217,280              $5.77                5,930,198
Class B                                          $18,604,725              $5.63                3,305,554
Class C                                          $ 7,261,400              $5.61                1,294,279

PRO FORMA II: Proposed Reorganization of Global Communications Fund into ING Global Technology Fund (assumes reorganization of Internet Fund does not occur).

                                                                             NET ASSET VALUE         SHARES
                                                          NET ASSETS            PER SHARE         OUTSTANDING
                                                          ----------            ---------         -----------
GLOBAL COMMUNICATIONS FUND
Class A                                                   $8,106,512               $1.74           4,649,427
Class B                                                   $6,144,753               $1.72           3,568,296
Class C                                                   $1,418,911               $1.72             823,316

ING GLOBAL TECHNOLOGY FUND
Class A                                                  $25,358,539               $5.77           4,394,888
Class B                                                  $11,726,411               $5.63           2,083,829
Class C                                                  $ 4,376,347               $5.61             780,009

PRO FORMA - SURVIVING FUND INCLUDING GLOBAL COMMUNICATIONS FUND
Class A                                                  $33,465,051               $5.77           5,799,829
Class B                                                  $17,871,164               $5.63           3,175,529
Class C                                                  $ 5,795,258               $5.61           1,032,934

PRO  FORMA  III:   Proposed   Reorganization   of   Internet   Fund  and  Global
Communications Fund into ING Global Technology Fund.

                                                                        NET ASSET VALUE          SHARES
                                                     NET ASSETS            PER SHARE           OUTSTANDING
                                                     ----------            ---------           -----------
INTERNET FUND
Class A                                              $8,858,741              $ 2.05              4,330,637
Class B                                              $6,878,314              $ 2.01              3,418,006
Class C                                              $2,885,053              $ 2.01              1,435,776

GLOBAL COMMUNICATIONS FUND
Class A                                              $8,106,512              $ 1.74              4,649,427
Class B                                              $6,144,753              $ 1.72              3,568,296
Class C                                              $1,418,911              $ 1.72                823,316

ING GLOBAL TECHNOLOGY FUND
Class A                                             $25,358,539              $ 5.77              4,394,888
Class B                                             $11,726,411              $ 5.63              2,083,829
Class C                                             $ 4,376,347              $ 5.61                780,009

PRO FORMA - SURVIVING FUND INCLUDING GLOBAL COMMUNICATIONS FUND AND INTERNET FUND
Class A                                             $42,323,792              $ 5.77              7,335,140
Class B                                             $24,749,478              $ 5.63              4,396,985
Class C                                             $ 8,680,311              $ 5.61              1,547,204

PORTFOLIO MANAGER OF ING GLOBAL TECHNOLOGY FUND

     ING Global Technology Fund is managed by the Sub-Adviser, ING Investment Management Advisors B.V. ("IIMA"). Mr. Guy Uding has primary responsibility for managing the Fund and heads a three-member team of investment professionals. Mr. Uding has been employed by IIMA and its affiliates since 1995, and has five years of investment experience.

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about February 20, 2002. Shareholders of each Disappearing Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Pilgrim and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. Each Disappearing Fund has retained Georgeson Shareholder Communications, Inc. (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of each Disappearing Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

     In all cases where a proxy is solicited by telephone, the Solicitor will require the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Solicitor toll-free at 1-866-515-0327.

     A shareholder may revoke the accompanying proxy card at any time prior to its use by filing with the respective Disappearing Fund a written revocation or duly executed proxy card bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy card will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees of each Disappearing Fund that may be presented at the Special Meeting.

VOTING RIGHTS

     As shareholders of each Disappearing Fund, you are entitled to one vote for each share held as to any matter on which they are entitled to vote and for each fractional share that you own, you shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

     Only  shareholders  of each  Disappearing  Fund at the close of business on
January 11, 2002 (the "Record Date") will be entitled to be present and give voting instructions for each Disappearing Fund, respectively, at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, 9,288,617.365 shares of Global Communications Fund and 8,845,313.040 shares of Internet Fund were outstanding and entitled to vote.

     Approval of each Reorganization Agreement requires a vote of the majority of the outstanding shares of each Disappearing Fund, respectively, present in person or by proxy if a quorum is present at the Special Meeting. Holders of one-third of the outstanding shares present in person or by proxy shall constitute a quorum.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganizations.

     Each Disappearing Fund expects that, before the Special Meeting, broker-dealer firms holding shares of each Disappearing Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, each Disappearing Fund understands that the broker-dealers that are members of the New York Stock Exchange may consider whether the rules of the New York Stock Exchange permit the broker-delaers to vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners. If permitted, such broker-delaers may so vote.

     To the knowledge of the Trust, as of January 31, 2002, no current Director owns 1% or more of the outstanding shares of either Disappearing Fund, and the officers and Directors own, as a group, less than 1% of the shares of either Disappearing Fund.

     Appendix E hereto lists the persons that, as of January 31, 2002, owned beneficially or of record 5% or more of the outstanding shares of any of the Funds.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Trust does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     The Trust is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by either Disappearing Fund's management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     ING Pilgrim will furnish, without charge, a copy of the most recent Annual Report regarding either Disappearing Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to Pilgrim at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or at 1-800-992-0180.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                        /s/ Kimberly A. Anderson

                                        Kimberly A. Anderson,
                                        Vice President and Secretary

February 20, 2002
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                                                      APPENDIX A

            PORTFOLIO MANAGERS' REPORT FOR ING GLOBAL TECHNOLOGY FUND

     Set forth below is an excerpt from Global Information Technology Fund's (which will be renamed ING Global Technology Fund as of March 1, 2002) Annual Report, dated October 31, 2001.

                                     * * * *

     PORTFOLIO  MANAGEMENT:   Guy  Uding,   Portfolio  Manager,  ING  Investment
Management Advisors B.V.

     GOAL: The Pilgrim Global Information Technology Fund (the "Fund") seeks long-term capital appreciation by investing in equity securities of information technology companies located throughout the world, including the United States.

     MARKET OVERVIEW: During the period, the technology-rich Nasdaq Index lost almost 50% of its value. The negative outlook for the US economy plagued the technology sector and the overall market throughout the year. In the spring, the US senate passed an 11-year, $1.35 trillion tax cut bill that reduces the top income tax rate to 35% and gave people a $300 refund in mid to late summer. Following the September 11th terrorist attacks, the FED lowered interest rates aggressively and provided additional liquidity in an effort to stabilize the further weakening US economy. More fiscal policies are under discussion and may include accelerated spending and additional tax cuts aimed at restoring consumer confidence. Although consumer confidence remained quite strong during most of the reporting period, in late October it plummeted to the lowest level in more than seven years, as job cuts, the war in Afghanistan and anthrax scares take their toll on the American consumer.

     Early on in the reporting period many technology companies were reporting no evidence of a slowdown in their businesses because they were selling strategically critical applications or products that offered compelling ROI's. In fact, many Tech companies increased guidance late 2000/early 2001 due to good visibility following better-than-expected fourth quarter results. When the slowdown continued, coupled with a dim outlook, companies began reducing payrolls and trimming costs to make up for the slowdown in sales. Generally companies postponed and cancelled IT initiatives after the attacks on the US.

     Hardware was under pressure throughout the period as PC and Server demand remained very weak due to the lack of a "killer" application to spur an upgrade cycle. Customers delayed their spending as the economy slowed and the number of start-ups going out of business grew. The component sector showed severe weakness because of a slowdown in orders, coupled with inventory issues, dampened the outlook even further, especially for the semiconductor companies. Utilization rates for the semiconductor companies fell quickly as demand weakened and the inventory issues continued. As a result, Semiconductor companies reduced capital spending budgets aggressively and cancelled orders.

     Outsourcing companies were relatively strong as the average lifetime of contracts is five years giving those companies greater visibility going forward. In addition, the number of deals is increasing as clients resort to outsourcing to cut costs.

     PERFORMANCE: For the fiscal year ended October 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -67.57% compared to the Goldman Sachs Technology Industry Composite Index which returned -56.20% for the same period.

     PORTFOLIO SPECIFICS: Across the board, analysts and companies alike lowered estimates aggressively. This fuelled further volatility and led to an active trading environment. We increased the weighting in the outsourcing theme at the beginning of the year by adding EDS to the portfolio. Visibility was improving and research suggested a continuation of the underlying demand drivers.

     During the year we switched from the enterprise software companies toward the semiconductor companies. Evidence mounted that the inventory correction would be largely over by the third quarter if demand stabilized. Of course, demand plummeted after the attacks and the semiconductor sector came under selling pressure once again. More recently semiconductor companies are stating that the inventory issues are largely resolved. Companies like Texas Instruments are reporting book-to-bill figures above parity as parts of the business are slowly improving.

     We added the gaming software sector to the portfolio. These names came under pressure on investor fear that demand would fall following the terrorist attacks. Sell through figures on consoles like the playstation2 didn't support this fear and we added Activision, THQ and Nvidia to the portfolio.

     MARKET OUTLOOK: The Federal Reserve is providing liquidity, interest rates are low and likely going lower, fiscal policy initiatives are under discussion and additional tax cuts could restore consumer confidence. We expect that the combination of these initiatives is likely to limit the duration and depth of an economic downturn. Although investors are already looking at the second half of next year for a recovery, the coming fourth quarter, traditionally the strongest quarter in technology, lacks visibility. The market appears to be pricing in a very dim set of figures and we expect investors to focus on the outlook from companies rather than the here and now. In many cases the stock market is proving immune to negative news pointing to a possible bottom for certain sub-sectors. Most notable is the semiconductor sector where investors appear to be warming up to it despite a continued lack of visibility.

     Corporate IT budgets for 2002 are currently being set and given the weak economic environment, it is likely that spending plans will be quite conservative. When the economy actually recovers these budgets will open up. On the hardware side, things are looking a bit brighter. Increasingly CIO's are pointing to Windows and the subsequent upgrade of PC's as a top priority.

                                                       12/15/98       10/99      10/00      10/31/01
                                                       --------     --------    --------     -------
Pilgrim Global Information Technology Fund
  Class A With Sales Charge                            $  9,425     $ 16,381    $ 25,981     $ 8,426
Pilgrim Global Information Technology Fund
  Class A Without Sales Charge                         $ 10,000     $ 17,380    $ 27,566     $ 8,940
Goldman Sachs Technology Industry Composite Index      $ 10,000     $ 16,032    $ 19,385     $ 8,491

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED OCTOBER 31, 2001

                                                                 SINCE
                                                               INCEPTION
                                                 1 YEAR         12/15/98
                                                 ------         --------
Including Sales Charge:
  Class A (1)                                    -69.43%         -5.77%
  Class B (2)                                    -68.88%         -5.07%
  Class C (3)                                    -68.11%         -4.53%
Excluding Sales Charge:
  Class A                                        -67.57%         -3.82%
  Class B                                        -67.81%         -4.42%
  Class C                                        -67.90%         -4.53%
Goldman Sachs Technology
  Industry Composite Index                       -56.20%         -5.45%(4)

----------
(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 12/01/98.

     Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Global Information Technology Fund against the Goldman Sachs Technology Industry Composite Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

     Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

     PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     THIS REPORT CONTAINS STATEMENTS THAT MAY BE  "FORWARD-LOOKING"  STATEMENTS.
ACTUAL   RESULTS   MAY   DIFFER   MATERIALLY   FROM  THOSE   PROJECTED   IN  THE
"FORWARD-LOOKING" STATEMENTS.

     THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO
MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

     FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

     PRINCIPAL RISK FACTOR(S): International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. The Fund concentrates its investments in information technology-related companies and will tend to experience greater volatility than funds with more diversified portfolios. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies.

                                                                    APPENDIX B-1

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 2nd day of November, 2001, by and between Pilgrim Funds Trust, a Delaware business trust (the "Trust"), with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on behalf of the ING Global Technology Fund (the "Acquiring Fund"), a separate series of the Trust, and Pilgrim Funds Trust, on behalf of the Pilgrim Global Communications Fund (the "Acquired Fund"), another separate series of the Trust.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are separate series of the Trust, an open-end, registered investment company of the management type, and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Trust have determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of the Company, have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the "Assets").

                                     B-1-1

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a PRO RATA basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to Class A, Class B and Class C Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent, as defined in paragraph 3.3.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.2 The net asset value of Class A, Class B and Class C Acquiring Fund Shares shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.3 The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by ING Pilgrim Group, Inc., in its capacity as administrator for the Trust, and State Bank and Trust Company, in its capacity as accounting agent for the Trust, and shall be subject to review by the Trust's independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be April 19, 2002, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the

                                     B-1-2
parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

     3.2 The Trust shall direct Brown Brothers Harriman & Co., as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Trust shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants as follows:

     (a) The Acquired Fund is duly organized as a series of the Trust, which is a business Trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust's Declaration of Trust, as amended ("Declaration of Trust") to own all of its Assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of

                                     B-1-3
the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets; the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquired Fund is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company on behalf of the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2001, have been audited by PricewaterhouseCoopers LLP independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since October 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain

                                     B-1-4

(as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants to the Company as follows:

     (a) The Acquiring Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust's Declaration of Trust to own all of its Assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any

                                     B-1-5
material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Trust, on behalf of the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquiring Fund is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Trust on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at October 31, 2001, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since October 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year including the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in

                                     B-1-6
compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired
Fund);

     (o) The information to be furnished by Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issued hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.5 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B and Class C Acquiring Fund Shares received at the Closing.

                                     B-1-7

     5.6 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.7 The Trust, on behalf of the Acquired Fund, covenants that the Company will, from time to time, as and when reasonably requested by the Trust on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company's on behalf of the Acquired Fund's title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust's on behalf of the Acquiring Fund's title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

     5.8 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund on or before the Closing Date;

     6.3 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

     7.3. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Trust, on behalf of the Acquired Fund, on or before the Closing Date;

                                     B-1-8

     7.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.5 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust, the Trust's By-Laws, applicable Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Trust may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert, counsel to the Trust, addressed to the Trust substantially to the effect that, based upon based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, neither the Trust may waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1 The Company on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquired and Acquiring Funds, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund PRO RATA based upon the relative net assets of the Acquired Fund and Acquiring Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings.

                                     B-1-9

Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Trust has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

     11.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before September 30, 2002, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors/Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

     13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: James M. Hennessy, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

     14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                                     B-1-10

     14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors/Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party as provided in the Declaration of Trust.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


                                        PILGRIM FUNDS TRUST ON BEHALF OF ITS
Attest:                                 ING GLOBAL TECHNOLOGY FUND SERIES



                                        By:
----------------------------------         -------------------------------------
SECRETARY                               Title:
                                              ----------------------------------



                                        PILGRIM FUNDS TRUST ON BEHALF OF ITS
                                        PILGRIM GLOBAL COMMUNICATIONS
Attest:                                 FUND SERIES




                                        By:
----------------------------------         -------------------------------------
SECRETARY                               Title:
                                              ----------------------------------

                                     B-1-11

                                                                    APPENDIX B-2

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 2nd day of November, 2001, by and between Pilgrim Funds Trust, a Delaware business trust (the "Trust"), with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on behalf of the ING Global Technology Fund (the "Acquiring Fund"), a separate series of the Trust, and Pilgrim Funds Trust on behalf of the Pilgrim Internet Fund (the "Acquired Fund"), another separate series of the Trust.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are separate series of the Trust, an open-end, registered investment company of the management type, and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Trust have determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of the Company, have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the "Assets").

                                     B-2-1

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a PRO RATA basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to Class A, Class B and Class C Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent, as defined in paragraph 3.3.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.2 The net asset value of Class A, Class B and Class C Acquiring Fund Shares shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.3 The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by ING Pilgrim Group, Inc., in its capacity as administrator for the Trust, and State Bank and Trust Company, in its capacity as accounting agent for the Trust, and shall be subject to review by the Trust's independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be April 19, 2002, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the

                                     B-2-2
parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

     3.2 The Trust shall direct Brown Brothers Harriman & Co., as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Trust shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants as follows:

     (a) The Acquired Fund is duly organized as a series of the Trust, which is a business Trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust's Declaration of Trust, as amended ("Declaration of Trust") to own all of its Assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable

                                     B-2-3
requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets; the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquired Fund is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company on behalf of the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at May 31, 2001, have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since May 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have

                                     B-2-4
distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants to the Company as follows:

     (a) The Acquiring Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust's Declaration of Trust to own all of its Assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time

                                     B-2-5
of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Trust, on behalf of the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquiring Fund is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Trust on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at October 31, 2001, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since October 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year including the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired Fund)

                                     B-2-6
and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired
Fund);

     (o) The information to be furnished by Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.5 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B and Class C Acquiring Fund Shares received at the Closing.

                                     B-2-7

     5.6 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.7 The Trust, on behalf of the Acquired Fund, covenants that the Company will, from time to time, as and when reasonably requested by the Trust on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company's on behalf of the Acquired Fund's title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust's on behalf of the Acquiring Fund's title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

     5.8 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund on or before the Closing Date;

     6.3 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

     7.3. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Trust, on behalf of the Acquired Fund, on or before the Closing Date;

                                     B-2-8

     7.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.5 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust, the Trust's By-Laws, applicable Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Trust may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert, counsel to the Trust, addressed to the Trust substantially to the effect that, based upon based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, neither the Trust may waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1 The Company on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquired and Acquiring Funds, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund PRO RATA based upon the relative net assets of the Acquired Fund and Acquiring Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the

                                     B-2-9

Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Trust has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before September 30, 2002, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors/Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: James M. Hennessy, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                                     B-2-10

     14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors/Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party as provided in the Declaration of Trust.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


                                        PILGRIM FUNDS TRUST ON BEHALF OF ITS
Attest:                                 ING GLOBAL TECHNOLOGY FUND SERIES




                                        By:
----------------------------------         -------------------------------------
SECRETARY                               Title:
                                              ----------------------------------




                                        PILGRIM FUNDS TRUST ON BEHALF OF ITS
Attest:                                 PILGRIM INTERNET FUND SERIES

                                        By:
----------------------------------         -------------------------------------
SECRETARY                               Title:
                                              ----------------------------------

                                     B-2-11

                                                                      APPENDIX C

           ADDITIONAL INFORMATION REGARDING ING GLOBAL TECHNOLOGY FUND
                                  (THE "FUND")

                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONS(TM)

     This Proxy  Statement/Prospectus  relates to three separate  Classes of the
Fund: Class A, Class B and Class C, each of which represents an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares that will be issued to you in the Reorganization will be the same as those that apply to either Pilgrim Global Communications Fund or Pilgrim Internet Fund shares held by you immediately prior to the Reorganization, and the period that you held shares of either Pilgrim Global Communications Fund or Pilgrim Internet Fund will be included in the holding period of the Fund for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Fund after the Reorganizations will be subject to the sales load structure and conversion rights discussed below.

     The sales charges and fees for each Class of shares of the Fund involved in the Reorganization are shown and contrasted in the chart below.


                                                        CLASS A        CLASS B        CLASS C
                                                        -------        -------        -------
Maximum Initial Sales Charge on Purchases               5.75%(1)         None           None
Contingent Deferred Sales Charge ("CDSC")               None(2)        5.00%(3)       1.00%(4)
Annual Distribution (12b-1) and Service Fees (5)          0.35          1.00%          1.00%
Maximum Purchase                                       Unlimited      $ 250,000      Unlimited
Automatic Conversion to Class A                           N/A         8 Years(6)        N/A

----------
(1)  Reduced for purchases of $50,000 and over.

(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares made within 2 years of purchase. See "Class A Shares: Initial Sales Charge Alternative" in this Appendix C.

(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this Appendix C.

(4)  Imposed upon redemption within 1 year from purchase.

(5)  Annual asset-based distribution charge.

(6) Class B shares of the Fund issued to shareholders of Pilgrim Global Communications and Pilgrim Internet Fund in the Reorganizations will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of ING Global Technology Fund.

     The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

                                     B-2-12

     CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases Without A Sales Charge" and "Reduced Sales Charges" below.

                                      AS A % OF THE      AS A %
         YOUR INVESTMENT              OFFERING PRICE     OF NAV
         ---------------              --------------     ------
        Less than $50,000                 5.75%           6.10%
        $50,000 - $99,999                 4.50%           4.71%
       $100,000 - $249,999                3.50%           3.63%
       $250,000 - $499,999                2.50%           2.56%
      $500,000 - $1,000,000               2.00%           2.04%

     There is no initial sales charge on purchases of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                    PERIOD DURING
                                                      WHICH CDSC
            YOUR INVESTMENT                CDSC         APPLIES
            ---------------                ----         -------
        $1,000,000 - $2,499,999            1.00%       2 years
        $2,500,000 - $4,999,999            0.50%        1 year
          $5,000,000 and over              0.25%        1 year

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the Pilgrim Funds complex which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the Fund and Class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information ("SAI") for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim Funds complex (excluding the money market funds offered by ING Pilgrim Investments, LLC) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the SAI for the Fund for details or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the SAI.

     CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to distribution and service fees at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

YEAR OF REDEMPTION AFTER PURCHASE           CDSC
---------------------------------           ----
First                                        5%
Second                                       4%
Third                                        3%
Fourth                                       3%
Fifth                                        2%
Sixth                                        1%
After Sixth Year                            None

     Class B shares will automatically convert into Class A shares approximately eight years after purchase. Class B shares of the Fund issued in connection with the Reorganizations with respect to Class B shares of either Pilgrim Global Communications Fund or Pilgrim Internet Fund will convert to Class A shares eight years after the purchase of the original shares of either Pilgrim Global Communications Fund or Pilgrim Internet Fund. For additional information on the CDSC and the conversion of Class B, see the Fund's SAI.

     CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

     WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     The CDSC also may be waived for Class B shares redeemed pursuant to a Systematic Withdrawal Plan, as described in the Pilgrim Prospectus, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

     The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at 1-800-992-0180.

     REINSTATEMENT PRIVILEGE. Class B and Class C shareholders who have redeemed their shares in any open-end Pilgrim Fund may reinvest some or all of the proceeds in the same share Class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the SAI for the Fund for details or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     RULE 12B-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended applicable to each Class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, ING Pilgrim Securities, Inc. (the "Distributor") may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B and Class C shares.

     DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that class):

                          SERVICING FEE   DISTRIBUTION FEE
                          -------------   ----------------
 Class A                      0.25%             0.10%
 Class B                      0.25%             0.75%
 Class C                      0.25%             0.75%

     Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B and Class C shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs and the compensation of Trustees who are not affiliated with ING Pilgrim Investments, LLC ("ING Pilgrim Investments"). Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

PURCHASING SHARES

         The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250 for IRAs). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100. The minimum initial investment for a pre-authorized retirement plan is $100, plus monthly investments of at least $100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim Investments reserves the right to waive minimum investment amounts.

     PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

     DETERMINATION OF NET ASSET VALUE. The NAV of each Class of the Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on each day that it is open for business. The NAV of each Class represents that Class' pro rata share of that Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that Class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, for short-term debt securities, and for situations where market quotations are deemed unreliable. The NAV per share of each Class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. For information on valuing foreign securities, see the Fund's SAI.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at 1-800-992-0180.

     RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at 1-800-992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

     EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under "How to Purchase Shares" in the Pilgrim Prospectus have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of shares of the Fund you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

     TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at 1-800-992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. ING Pilgrim Investments reserves the right to prohibit excessive exchanges (more than four per year). ING Pilgrim Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

     Shares of any Class of the Fund generally may be exchanged for shares of that same Class of any other open-end Pilgrim Fund without payment of any additional sales charge in most instances. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end Pilgrim Fund should carefully review the Prospectus of that fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the fund being acquired may be legally sold.

     You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

     SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same Class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

     SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the Fund's SAI.

     PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the U.S. Securities and Exchange Commission. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

MANAGEMENT OF THE FUND

     INVESTMENT MANAGER. ING Pilgrim Investments has overall responsibility for the management of the Fund. The Fund and ING Pilgrim Investments have entered into an agreement that requires ING Pilgrim Investments to provide or oversee all investment advisory and portfolio management services for the Fund ING Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with ING Pilgrim Investments can be canceled by the Board of Trustees of the Fund upon 60 days' written notice.

Organized in December 1994, ING Pilgrim Investments is registered as an investment adviser with the U.S. Securities and Exchange Commission. As of October 31, 2001, ING Pilgrim Investments managed over $16.6 billion in assets. ING Pilgrim Investments bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

     PORTFOLIO MANAGER. ING Global Technology Fund is managed by the Sub-Adviser, ING Investment Management Advisors B.V. ("IIMA"). Mr. Guy Uding has primary responsibility for managing the Fund and heads a three-member team of investment professionals. Mr. Uding has been employed by IIMA and its affiliates since 1995, and has five years of investment experience.

     PARENT COMPANY AND DISTRIBUTOR. ING Pilgrim Investments and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with almost 100,000 employees.

     ING Global Technology Fund also offers Class I shares. For more information about this Class of shares, please contact the Shareholder Servicing Agent at 1-800-992-0180.

     SHAREHOLDER SERVICING AGENT. ING Pilgrim Group, LLC serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

     PORTFOLIO TRANSACTIONS. ING Pilgrim Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. ING Pilgrim Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Pilgrim Investments may consider brokerage and research services provided by a broker to ING Pilgrim Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Pilgrim Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Pilgrim Investments may place securities transactions with brokers that provide certain services to the Fund. ING Pilgrim Investments also may consider a broker's sale of Fund shares if ING Pilgrim Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends and capital gains, if any, annually. Dividends and distributions will be determined on a Class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective Class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Pilgrim Prospectus, elect to have all dividends and other distributions paid on a Class A, Class B or Class C account in the Fund invested into a Pilgrim Fund which offers Class A, Class B, or Class C shares.

     FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see the Fund's SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

     Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

     You will receive an annual statement summarizing your dividend and capital gains distributions.

     If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

PILGRIM
GLOBAL INFORMATION
TECHNOLOGY FUND
--------------------------------------------------------------------------------

For the year ended October 31, 2001, the information in the tables below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to October 31, 2001, the financial information was audited by other independent auditors.

                                                                  CLASS A                                 CLASS B
                                                           YEAR ENDED OCTOBER 31,                 YEAR ENDED OCTOBER 31,
                                                    ----------------------------------     ---------------------------------
                                                    2001(5)        2000        1999(1)     2001(5)       2000        1999(1)
                                                    -------        ----        -------     -------       ----        -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $        26.62         17.38        10.00        26.33       17.28       10.00
 Income from investment operations:
 Net investment loss                         $        (0.18)        (0.33)       (0.13)       (0.27)      (0.41)      (0.08)
 Net realized and unrealized gain
 (loss) on investments                       $       (13.05)        10.41         7.51       (12.81)      10.30        7.36
 Total from investment operations            $       (13.23)        10.08         7.38       (13.08)       9.89        7.28
 Less distributions from:
 Net realized gain on investments            $         7.62          0.84           --         7.62        0.84          --
 Total distributions                         $         7.62          0.84           --         7.62        0.84          --
 Net asset value, end of period              $         5.77         26.62        17.38         5.63       26.33       17.28
TOTAL RETURN(2)                              %       (67.57)        58.61        73.80       (67.81)      57.82       72.80

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $       25,359       108,763       54,798       11,726      37,915       5,964
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                         %         1.83          1.53         1.57         2.54        2.17        2.25
 Gross expenses prior to expense
 reimbursement(3)                            %         2.47          2.65         2.95         3.16        2.89        3.22
 Net investment loss after expense
 reimbursement(3)(4)                         %        (1.66)        (1.30)       (1.29)       (2.44)      (1.94)      (2.04)
 Portfolio turnover rate                     %          126            77           57          126          77          57

----------
(1)  The Fund commenced operations on December 15, 1998.

(2) Total return is calculated assuming reinvestment of all dividend and capital gain distribution at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.

(5) Effective April 30, 2001, ING Pilgrim Investments LLC became the Investment Manager of the Fund.

--------------------------------------------------------------------------------

                                                                                                 CLASS C
                                                                                           YEAR ENDED OCTOBER 31,
                                                                                    ----------------------------------
                                                                                    2001(5)        2000        1999(1)
                                                                                    -------        ----        -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                      $         26.32         17.28        10.00
 Income from investment operations:
 Net investment loss                                                       $         (0.26)        (0.42)       (0.05)
 Net realized and unrealized gain (loss) on investments                    $        (12.83)        10.30         7.33
 Total from investment operations                                          $        (13.09)         9.88         7.28
 Less distributions from:
 Net realized gain on investments                                          $          7.62          0.84           --
 Total distributions                                                       $          7.62          0.84           --
 Net asset value, end of period                                            $          5.61         26.32        17.28
TOTAL RETURN(2)                                                            %        (67.90)        57.77        72.80

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                         $         4,376        18,486         2,102
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                            %          2.54          2.17         2.24
 Gross expenses prior to expense reimbursement(3)                          %          3.16          2.89         3.20
 Net investment loss after expense reimbursement(3)(4)                     %         (2.33)        (1.94)       (2.05)
 Portfolio turnover rate                                                   %           126           77             57

----------
(1)  The Fund commenced operations on December 15, 1998.

(2) Total return is calculated assuming reinvestment of all dividend and capital gain distribution at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.

(5) Effective April 30, 2001, ING Pilgrim Investments LLC became the Investment Manager of the Fund.

                                                                      APPENDIX D

                                  PILGRIM FUNDS

     The  following is a list of the Pilgrim  Funds and the Classes of shares of
each  Fund  that  are   expected   to  be  offered  at  or  shortly   after  the
Reorganization:

FUND                                                     CLASSES OFFERED
----                                                     ---------------
U.S. EQUITY
Balanced Fund                                            A, B, C, Q and T
Biotechnology Fund                                       A, B, C and Q
Convertible Fund                                         A, B, C and Q
Corporate Leaders Trust Fund                             B
Financial Services Fund                                  A and B
Growth and Income Fund                                   A, B, C, I and Q
Growth + Value Fund                                      A, B, C and Q
Growth Opportunities Fund                                A, B, C, I, Q and T
LargeCap Growth Fund                                     A, B, C, I and Q
MagnaCap Fund                                            A, B, C, I, Q and M
MidCap Opportunities Fund                                A, B, C, Q and I
MidCap Value Fund                                        A, B, C, I and Q
Research Enhanced Index Fund                             A, B, C, I and Q
SmallCap Opportunities Fund                              A, B, C, I, Q and T
SmallCap Value Fund                                      A, B, C, I and Q
Tax-Efficient Equity Fund                                A, B, and C

GLOBAL/INTERNATIONAL EQUITY
Asia-Pacific Equity Fund                                 A, B, and M
Emerging Countries Fund                                  A, B, C and Q
European Equity Fund                                     A, B, and C
Global Information Technology Fund                       A, B, C, I and Q
Global Real Estate Fund                                  A, B, C and Q
International Fund                                       A, B, C, I and Q
International SmallCap Growth Fund                       A, B, C and Q
International Value Fund                                 A, B, C, I and Q
Precious Metals Fund                                     A
Russia Fund                                              A
Worldwide Growth Fund                                    A, B, C and Q

FIXED INCOME
GNMA Income Fund                                         A, B, C, I, M, Q and T
High Yield Fund II                                       A, B, C, M, Q and T
High Yield Bond Fund                                     A, B and C
ING Pilgrim Money Market Fund                            A, B, C and I
Intermediate Bond Fund                                   A, B, C and I
Lexington Money Market Trust                             A
National Tax-Exempt Bond Fund                            A, B and C
Pilgrim Money Market Fund                                A, B and C
Senior Income Fund                                       A, B, C and Q
Strategic Income Fund                                    A, B, C and Q

                                                                      APPENDIX E


           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

     The following table provides information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of January 31, 2002:

PILGRIM GLOBAL COMMUNICATIONS FUND

                                                                                               PERCENTAGE OF COMBINED
                                       PERCENT OF CLASS OF SHARES                                  FUND AFTER THE
  NAME AND ADDRESS OF SHAREHOLDER        AND TYPE OF OWNERSHIP         PERCENTAGE OF FUND         REORGANIZATION*
  -------------------------------        ---------------------         ------------------         ---------------
Lion Connecticut Holdings Inc. 151     16.89% of Class A, owned of           8.2536%                  1.6400%
Farmington Ave                         record
Hartford, CT 06156-0001

PILGRIM GLOBAL TECHNOLOGY FUND

                                                                                               PERCENTAGE OF COMBINED
                                       PERCENT OF CLASS OF SHARES                                  FUND AFTER THE
  NAME AND ADDRESS OF SHAREHOLDER        AND TYPE OF OWNERSHIP         PERCENTAGE OF FUND         REORGANIZATION*
  -------------------------------        ---------------------         ------------------         ---------------
Lion Connecticut  Holdings Inc. 151    24.60% of Class A, owned of         13.2558%                    7.1040%
Farmington Ave                         record
Hartford, CT 06156-0001

The Public Institution for Social      13.15% of Class A, owned of          7.0882%                    3.7987%
Security                               record
PO Box 24324
Safat 13104
Kuwait

None with App Tr                       100.00% of Class I, owned            7.9789%                    4.2760%
ING National Trust                     of record
151 Farmington Ave #41
Hartford, CT 06156

PILGRIM INTERNET FUND

     As of January 31, 2002, there were no 5% beneficial owners of the Pilgrim Internet Fund.

----------
* On a PRO FORMA basis, assuming that the value of the shareholder's interest in the Fund on the date of consummation of the Reorganization was the same as on January 11, 2001.

                                     PART B
                               PILGRIM FUNDS TRUST
--------------------------------------------------------------------------------

                       Statement of Additional Information
                                February 20, 2002

--------------------------------------------------------------------------------

Acquisition of the Assets and Liabilities of                By and in Exchange for Shares of
Pilgrim Global Communications Fund and                      Pilgrim Global Information Technology Fund
Pilgrim Internet Fund                                       7337 East Doubletree Ranch Road
7337 East Doubletree Ranch Road                             Scottsdale, Arizona 85258-2034
Scottsdale, Arizona 85258-2034

This Statement of Additional Information is available to the Shareholders of Pilgrim Global Communications Fund and Pilgrim Internet Fund, each a separate series of Pilgrim Funds Trust (the "Trust"), in connection with a proposed transaction whereby all of the assets and liabilities of Pilgrim Global Communications Fund and Pilgrim Internet Fund will be transferred to Pilgrim Global Information Technology Fund, also a separate series of the Trust that will be renamed "ING Global Technology Fund" as of March 1, 2002, in exchange for shares of Pilgrim Global Information Technology Fund.

This Statement of Additional Information of Pilgrim Funds Trust consists of this cover page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Pilgrim Global Communications Fund and Pilgrim Global Information Technology Fund dated March 1, 2001, as filed on March 1, 2001.

2. The Statement of Additional Information for Pilgrim Internet Fund dated January 31, 2002, as filed on January 31, 2002.

3. The Financial Statements of Pilgrim Global Communications Fund and Pilgrim Global Information Technology Fund are included in the Annual Report of Pilgrim Funds Trust dated October 31, 2001, as filed on December 27, 2001.

4. The Financial Statements of Pilgrim Internet Fund are included in the Annual Report of Pilgrim Funds Trust dated May 31, 2001, as filed on July 31, 2001 and the Semi-Annual Report of Pilgrim Funds Trust dated November 30, 2001, as filed on January 30, 2002.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated February 20, 2002 relating to the Reorganization of Pilgrim Global Communications Fund and Pilgrim Internet Fund may be obtained, without charge, by writing to ING Pilgrim at 7337 East Doubletree Ranch Road,
Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                         PRO FORMA FINANCIAL STATEMENTS

     Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Reorganization is consummated, as of October 31, 2001. The first table presents Statements of Assets and Liabilities (unaudited) for each Fund and pro forma figures for the combined Fund. The second table presents Statements of Operations (unaudited) for each Fund and pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2001
(UNAUDITED)

                                                    PILGRIM
                                                    GLOBAL          PILGRIM
                                                  INFORMATION        GLOBAL          PILGRIM
                                                  TECHNOLOGY     COMMUNICATIONS      INTERNET         PRO FORMA          PRO FORMA
                                                     FUND             FUND             FUND          ADJUSTMENTS         COMBINED
                                                 -------------    -------------    -------------    -------------      ------------
ASSETS:
Investments in securities, at value*             $  40,668,059    $  16,000,165    $  18,683,432                       $ 75,351,656
Short-term investments at amortized cost                    --               --           49,000                             49,000
Cash                                                        --               --              672                                672
Receivables:
      Investment securities sold                     1,259,993          231,376          254,662                          1,746,031
      Fund shares sold                                   3,492            1,885           36,718                             42,095
      Dividends and interest                            25,872            8,734                3                             34,609
      Other                                            277,058               46           71,030                            348,134
Prepaid expenses                                        30,330           12,933            1,667                             44,930
Reimbursement due from manager                         225,989           43,141          153,664                            422,794
                                                 -------------    -------------    -------------    -------------      ------------
      Total Assets                                  42,490,793       16,298,280       19,250,848               --        78,039,921
                                                 -------------    -------------    -------------    -------------      ------------
LIABILITIES:
Payable for investment securities purchased                 --          282,309          358,507                            640,816
Payable for fund shares redeemed                        26,233           16,335           33,844                             76,412
Payable to affiliates                                   76,729           60,839           75,362                            212,930
Payable to custodian                                   695,611          102,628               --                            798,239
Other accrued expenses and liabilities                 230,923          165,993          161,027                            557,943
                                                 -------------    -------------    -------------    -------------      ------------
      Total Liabilities                              1,029,496          628,104          628,740               --         2,286,340
                                                 -------------    -------------    -------------    -------------      ------------
NET ASSETS                                       $  41,461,297    $  15,670,176    $  18,622,108    $          --      $ 75,753,581
                                                 =============    =============    =============    =============      ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                  $ 135,728,378    $ 109,689,130    $ 154,478,373                       $399,895,881
Undistributed net investment loss                           --               --         (889,324)                          (889,324)
Accumulated net realized loss on investments
      and foreign currencies                       (71,936,976)     (77,765,244)    (121,896,476)                      (271,598,696)
Net unrealized depreciation of investments
      and foreign currencies                       (22,330,105)     (16,253,710)     (13,070,465)                       (51,654,280)
                                                 -------------    -------------    -------------    -------------      ------------
NET ASSETS                                       $  41,461,297    $  15,670,176    $  18,622,108    $          --      $ 75,753,581
                                                 =============    =============    =============    =============      ============

*Cost of securities                              $  62,998,154    $  32,253,212    $  31,753,897                       $127,005,263

CLASS A:
Net Assets                                       $  25,358,539    $   8,106,512    $   8,858,741                       $  42,323,792
Shares outstanding                                   4,394,888        4,649,427        4,330,637       (6,039,812)(A)     7,335,140
Net asset value and redemption price per share   $        5.77    $        1.74    $        2.05                       $       5.77
Maximum offering price per share (5.75%)         $        6.12    $        1.85    $        2.18                       $       6.12

CLASS B:
Net Assets                                       $  11,726,411    $   6,144,753    $   6,878,314                       $ 24,749,478
Shares outstanding                                   2,083,829        3,568,296        3,418,006       (4,673,146)(A)     4,396,985
Net asset value and redemption price per share   $        5.63    $        1.72    $        2.01                       $       5.63
Maximum offering price per share                 $        5.63    $        1.72    $        2.01                       $       5.63

CLASS C:
Net Assets                                       $   4,376,347    $   1,418,911    $   2,885,053                       $  8,680,311
Shares outstanding                                     780,009          823,316        1,435,776       (1,491,897)(A)     1,547,204
Net asset value and redemption price per share   $        5.61    $        1.72    $        2.01                       $       5.61
Maximum offering price per share                 $        5.61    $        1.72    $        2.01                       $       5.61

----------
(A) Reflects new shares issued, net of retired shares of Global Communications Fund and Internet Fund. (Calculation: Net Assets / NAV per share)

            See Accompanying Notes to Pro Forma Financial Statements.

PRO FORMA STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2001
(UNAUDITED)

                                                     PILGRIM
                                                     GLOBAL         PILGRIM
                                                   INFORMATION       GLOBAL          PILGRIM
                                                   TECHNOLOGY    COMMUNICATIONS      INTERNET        PRO FORMA           PRO FORMA
                                                      FUND            FUND             FUND         ADJUSTMENTS          COMBINED
                                                 -------------    ------------    -------------    -------------      -------------
INVESTMENT INCOME:
 Dividends (net of foreign taxes)*               $      83,821    $     44,152    $      13,874                       $     141,847
 Interest                                               40,577          10,086           16,240                              66,903
                                                 -------------    ------------    -------------    -------------      -------------
         Total Investment Income                       124,398          54,238           30,114                             208,750
                                                 -------------    ------------    -------------    -------------      -------------
 EXPENSES:
 Investment advisory and management fees             1,005,614         402,328          549,457           90,527(A)       2,047,926
 Distibution and service fees:
         Class A                                       168,208          75,774           74,632                             318,614
         Class B                                       232,492         150,284          161,322                             544,098
         Class C                                        88,147          34,646           64,202                             186,995
 Transfer agent fees and expenses:
         Class A                                       125,838          37,772           57,730                             221,340
         Class B                                        60,368          25,762           43,427                             129,557
         Class C                                        23,143           5,906           17,276                              46,325
 Administrative and service fees                        80,049          41,467           57,317                             178,833
 Custodian and fund accounting expenses                129,380          88,850           75,345                             293,575
 Printing and postage expenses                          60,414          34,001           70,415                             164,830
 Registration fees                                      68,500          97,240          159,350         (102,636)(B)        222,454
 Professional fees                                      33,503          24,991           43,928          (27,568)(B)         74,854
 Trustee expenses                                        5,695           8,020            6,027                              19,742
 Merger expenses                                        58,379              --               --          (58,379)                --
 Miscellaneous expenses                                 56,338           6,944           20,818                              84,100
                                                 -------------    ------------    -------------    -------------      -------------
                                                     2,196,068       1,033,985        1,401,246          (98,056)         4,533,243
 Less:
         Waived and reimbursed fees                    504,929         266,751          496,324         (569,647)(A)        698,357
                                                 -------------    ------------    -------------    -------------      -------------
         Total expenses                              1,691,139         767,234          904,922          471,591          3,834,886
                                                 -------------    ------------    -------------    -------------      -------------
 Net investment loss                                (1,566,741)       (712,996)        (874,808)        (471,591)        (3,626,136)
                                                 -------------    ------------    -------------    -------------      -------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
         INVESTMENTS AND FOREIGN CURRENCY:
 Net realized loss on investments                  (69,738,004)    (67,967,106)    (116,164,477)                       (253,869,587)
 Net realized loss on foreign currencies            (1,785,917)     (1,489,607)         (39,545)                         (3,315,069)
 Net change in unrealized appreciation
   (depreciation) of investments and foreign
   currencies                                      (34,281,108)      8,667,180       33,428,810                           7,814,882
                                                 -------------    ------------    -------------    -------------      -------------

   Net realized and unrealized loss on
     investments and foreign currencies           (105,805,029)    (60,789,533)     (82,775,212)                       (249,369,774)
                                                 -------------    ------------    -------------    -------------      -------------

DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                $(107,371,770)   $(61,502,529)   $ (83,650,020)   $    (471,591)     $(252,995,910)
                                                 =============    ============    =============    =============      =============

* Foreign taxes                                  $       5,326    $      4,907    $          --                       $      10,233

----------
(A)  Reflects adjustment in expenses due to effects of new contractual rates.
(B)  Reflects adjustment in expenses due to elimination of duplicative services.

            See Accompanying Notes to Pro Forma Financial Statements.

PRO FORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
As of October 31, 2001

   PILGRIM
   GLOBAL        PILGRIM
INFORMATION      GLOBAL       PILGRIM     PRO FORMA
 TECHNOLOGY  COMMUNICATIONS   INTERNET      SHARES
 ----------  --------------   --------      ------
                                                        COMMON STOCK: 99.47%
                                                        CANADA: 1.80%
   32,100                          --       32,100   @    Celestica Inc.
        -        45,300             -       45,300        Nortel Networks Corp.

                                                          TOTAL CANADA

                                                        FINLAND: 0.99%
        -        35,850             -       35,850        Nokia OYJ

                                                          TOTAL FINLAND

                                                        GERMANY: 0.80%
        -        39,100             -       39,100        Deutsche Telekom

                                                          TOTAL GERMANY

                                                        HONG KONG: 0.23%
        -        58,220             -       58,220   @    China Mobile Hong Kong Ltd.

                                                          TOTAL HONG KONG

                                                        IRELAND: 0.72%
   33,105             -             -       33,105   @    SmartForce PLC ADR

                                                          TOTAL IRELAND

                                                        ISRAEL: 1.10%
   28,100             -             -       28,100   @    Check Point Software Technologies

                                                          TOTAL ISRAEL

                                                        JAPAN: 1.12%
       13             -             -           13        NTT Data Corp.
       13            35             -           48        NTT Docomo, Inc.
    3,800             -             -        3,800        Sony Corp.

                                                          TOTAL JAPAN

                                                        NETHERLANDS: 0.45%
        -        14,800             -       14,800   @    Equant NV
        -         6,700             -        6,700        STMicroelectronics NV

                                                          TOTAL NETHERLANDS

                                                        SINGAPORE: 0.29%
        -        11,000             -       11,000   @    Flextronics Intl. Ltd.

                                                          TOTAL SINGAPORE

                                                        SPAIN: 0.23%
        -        14,700             -       14,700   @    Telefonica SA

                                                          TOTAL SPAIN

                                                        UNITED KINGDOM: 5.37%
   48,310             -             -       48,310   @    Amdocs Ltd.
  124,692             -             -      124,692        CMG PLC
        -       177,342             -      177,342   @    Colt Telecom Group PLC
   60,044        21,290             -       81,334        Logica PLC
        -       532,154             -      532,154        Vodafone Group PLC

                                                          TOTAL UNITED KINGDOM

                                                                           PILGRIM
                                                                            GLOBAL        PILGRIM
                                                                          INFORMATION      GLOBAL          PILGRIM
                                                                          TECHNOLOGY   COMMUNICATIONS     INTERNET       PRO FORMA
                                                                          -----------  --------------   ------------    -----------
CANADA: 1.80%
  Celestica Inc.                                                          $ 1,101,672   $         --    $         --    $ 1,101,672
  Nortel Networks Corp.                                                            --        263,193              --        263,193
                                                                          -----------   ------------    ------------    -----------
  TOTAL CANADA                                                              1,101,672        263,193              --      1,364,865
                                                                          -----------   ------------    ------------    -----------
FINLAND: 0.99%
  Nokia OYJ                                                                        --        749,058              --        749,058
                                                                          -----------   ------------    ------------    -----------
  TOTAL FINLAND                                                                    --        749,058              --        749,058
                                                                          -----------   ------------    ------------    -----------
GERMANY: 0.80%
  Deutsche Telekom                                                                 --        604,546              --        604,546
                                                                          -----------   ------------    ------------    -----------
  TOTAL GERMANY                                                                    --        604,546              --        604,546
                                                                          -----------   ------------    ------------    -----------
HONG KONG: 0.23%
  China Mobile Hong Kong Ltd.                                                      --        176,526              --        176,526
                                                                          -----------   ------------    ------------    -----------
  TOTAL HONG KONG                                                                  --        176,526              --        176,526
                                                                          -----------   ------------    ------------    -----------
IRELAND: 0.72%
  SmartForce PLC ADR                                                          544,908             --              --        544,908
                                                                          -----------   ------------    ------------    -----------
  TOTAL IRELAND                                                               544,908             --              --        544,908
                                                                          -----------   ------------    ------------    -----------
ISRAEL: 1.10%
  Check Point Software Technologies                                           829,512             --              --        829,512
                                                                          -----------   ------------    ------------    -----------
  TOTAL ISRAEL                                                                829,512             --              --        829,512
                                                                          -----------   ------------    ------------    -----------
JAPAN: 1.12%
  NTT Data Corp.                                                               56,755             --              --         56,755
  NTT Docomo, Inc.                                                            176,099        474,112              --        650,211
  Sony Corp.                                                                  143,572             --              --        143,572
                                                                          -----------   ------------    ------------    -----------
  TOTAL JAPAN                                                                 376,426        474,112              --        850,538
                                                                          -----------   ------------    ------------    -----------
NETHERLANDS: 0.45%
  Equant NV                                                                        --        153,752              --        153,752
  STMicroelectronics NV                                                            --        189,226              --        189,226
                                                                          -----------   ------------    ------------    -----------
  TOTAL NETHERLANDS                                                                --        342,978              --        342,978
                                                                          -----------   ------------    ------------    -----------
SINGAPORE: 0.29%
  Flextronics Intl. Ltd.                                                           --        218,900              --        218,900
                                                                          -----------   ------------    ------------    -----------
  TOTAL SINGAPORE                                                                  --        218,900              --        218,900
                                                                          -----------   ------------    ------------    -----------
SPAIN: 0.23%
  Telefonica SA                                                                    --        176,380              --        176,380
                                                                          -----------   ------------    ------------    -----------
  TOTAL SPAIN                                                                      --        176,380              --        176,380
                                                                          -----------   ------------    ------------    -----------
UNITED KINGDOM: 5.37%
  Amdocs Ltd.                                                               1,261,374             --              --      1,261,374
  CMG PLC                                                                     397,026             --              --        397,026
  Colt Telecom Group PLC                                                           --        302,709              --        302,709
  Logica PLC                                                                  648,961        230,104              --        879,065
  Vodafone Group PLC                                                               --      1,229,166              --      1,229,166
                                                                          -----------   ------------    ------------    -----------
  TOTAL UNITED KINGDOM                                                      2,307,361      1,761,979              --      4,069,340
                                                                          -----------   ------------    ------------    -----------

   PILGRIM
   GLOBAL        PILGRIM
INFORMATION      GLOBAL       PILGRIM     PRO FORMA
 TECHNOLOGY  COMMUNICATIONS   INTERNET      SHARES
 ----------  --------------   --------      ------
                                                        UNITED STATES: 86.37%
   41,100             -             -       41,100   @    Activision, Inc.
   72,300             -        74,200      146,500   @    Advanced Micro Devices
        -         2,200             -        2,200        Alltel Corp.
        -                     136,250      136,250   @    Amazon.Com, Inc.
        -        18,430             -       18,430   @    Amdocs Ltd.
   36,400             -             -       36,400   @    Analog Devices, Inc.
   26,575             -        34,730       61,305   @    AOL Time Warner, Inc.
        -        38,100             -       38,100   @    Applied Micro Circuits Corp.
        -         9,500             -        9,500   @    AT&T Wireless Services, Inc.
        -                      18,600       18,600   @    BEA Systems, Inc.
   37,700             -        28,194       65,894   @    Broadcom Corp.
   71,600             -             -       71,600   @    Brocade Communications System
        -                      40,500       40,500   @    Cendant Corp.
        -                      23,880       23,880   @    Check Point Software Technologies
   35,518        31,780             -       67,298   @    CIENA Corp.
   95,982        31,500        76,670      204,152   @    Cisco Systems, Inc.
   12,293             -             -       12,293   @    Computer Sciences Corp.
        -         8,000             -        8,000   @    Comverse Technology, Inc.
        -                      13,900       13,900   @    Concord EFS, Inc.
   24,009        22,140             -       46,149   @    Convergys Corp.
        -        10,040             -       10,040   @    CSG Systems Intl.
        -                      20,550       20,550   @    eBay, Inc.
   23,500             -             -       23,500   @    Electronic Arts, Inc.
   36,500             -             -       36,500        Electronic Data Systems Corp.
        -        25,200             -       25,200   @    Extreme Networks
        -                      11,830       11,830        First Data Corp.
   30,271             -        31,700       61,971   @    Intel Corp.
   23,592             -             -       23,592        International Business Machines Corp.
        -                      38,020       38,020   @    Internet Security Systems
   63,300             -             -       63,300   @    Jabil Circuit, Inc.
   90,388        39,060             -      129,448   @    JDS Uniphase Corp.
        -        36,210             -       36,210   @    Juniper Networks, Inc.
    6,000        31,500             -       37,500   @    Lucent Technologies, Inc.
   43,700        52,100             -       95,800   @    Micromuse, Inc.
   61,440        20,100             -       81,540   @    Micron Technology, Inc.
   36,644             -             -       36,644   @    Microsoft Corp.
        -         9,800             -        9,800        Motorola, Inc.
        -                      33,600       33,600   @    Network Associates, Inc.
        -        28,000             -       28,000   @    Nextel Communications, Inc.
   42,300             -        16,200       58,500   @    Nvidia Corp.
   33,979        32,260        60,478      126,717   @    Openwave Systems, Inc.
   41,692             -             -       41,692   @    Oracle Corp.
        -                      37,200       37,200   @    Peregrine Systems, Inc.
        -        25,240             -       25,240   @    PMC - Sierra, Inc.
        -         9,050        40,500       49,550        Qwest Communications Intl.
        -                      21,200       21,200   @    Retek, Inc.
   56,502        17,940             -       74,442   @    RF Micro Devices, Inc.
        -        28,400             -       28,400   @    Riverstone Networks, Inc.
   25,000             -             -       25,000   @    SAFLINK Corp.
   79,000        26,800             -      105,800   @    Sanmina Corp.
        -        18,600             -       18,600        Scientific-Atlanta, Inc.
        -                      39,600       39,600   @    SonicWall, Inc.
        -        18,990             -       18,990   @    Sprint Corp. (PCS Group)
  123,116             -       100,800      223,916   @    Sun Microsystems, Inc.
        -                      39,800       39,800   @    Sungard Data Systems, Inc.
        -        28,660             -       28,660   @    Sycamore Networks, Inc.
   64,700        20,900             -       85,600        Texas Instruments, Inc.
   29,800             -             -       29,800   @    THQ, Inc.
        -                      37,055       37,055   @    Tibco Software, Inc.
        -                      22,900       22,900   @    TMP Worldwide, Inc.
        -                      13,540       13,540   @    VeriSign, Inc.
   51,840             -             -       51,840   @    Veritas Software Corp.
   87,500        38,220             -      125,720   @    Vitesse Semiconductor Corp.
        -                      30,700       30,700   @    webMethods, Inc.
        -        45,800             -       45,800   @    WorldCom, Inc.
        -        18,900             -       18,900   @    Xilinx, Inc.
        -                      42,920       42,920   @    Yahoo, Inc.

                                                          TOTAL UNITED STATES

                                                          Total Common Stock (Cost $62,998,154,
                                                            $32,253,212, $31,753,897, $127,005,263)

                                                          Total Long-Term Investments (Cost $62,998,154,
                                                            $32,253,212, $31,753,897, $127,005,263)

                   PRINCIPAL AMOUNT
--------------------------------------------------
                                                        REPURCHASE AGREEMENT: 0.06%
        -             -        49,000       49,000        State Street Bank Repurchase Agreement 2.520%,
                                                            due 11/01/01

                                                          Total Short-Term Investments (Cost $0, $0,
                                                            $49,000, $49,000)

                                                          TOTAL INVESTMENTS IN SECURITIES (COST $62,998,154,
                                                            $32,253,212, $31,802,897, $127,054,263)
                                                          OTHER ASSETS AND LIABILITIES-NET

                                                          NET ASSETS

                                                                           PILGRIM
                                                                            GLOBAL        PILGRIM
                                                                          INFORMATION      GLOBAL          PILGRIM
                                                                          TECHNOLOGY   COMMUNICATIONS     INTERNET       PRO FORMA
                                                                          -----------  --------------   ------------    -----------
UNITED STATES: 86.37%
  Activision, Inc.                                                          1,485,765             --              --      1,485,765
  Advanced Micro Devices                                                      711,432             --         730,128      1,441,560
  Alltel Corp.                                                                     --        125,708              --        125,708
  Amazon.Com, Inc.                                                                 --             --         951,025        951,025
  Amdocs Ltd.                                                                      --        481,207              --        481,207
  Analog Devices, Inc.                                                      1,383,200             --              --      1,383,200
  AOL Time Warner, Inc.                                                       829,406             --       1,083,923      1,913,329
  Applied Micro Circuits Corp.                                                     --        420,243              --        420,243
  AT&T Wireless Services, Inc.                                                     --        137,180              --        137,180
  BEA Systems, Inc.                                                                --             --         225,804        225,804
  Broadcom Corp.                                                            1,297,257             --         970,156      2,267,413
  Brocade Communications System                                             1,757,780             --              --      1,757,780
  Cendant Corp.                                                                    --             --         524,880        524,880
  Check Point Software Technologies                                                --             --         704,938        704,938
  CIENA Corp.                                                                 577,523        516,743              --      1,094,266
  Cisco Systems, Inc.                                                       1,624,015        532,980       1,297,256      3,454,251
  Computer Sciences Corp.                                                     441,442             --              --        441,442
  Comverse Technology, Inc.                                                        --        150,480              --        150,480
  Concord EFS, Inc.                                                                --             --         380,443        380,443
  Convergys Corp.                                                             674,653        622,134              --      1,296,787
  CSG Systems Intl                                                                 --        313,850              --        313,850
  eBay, Inc.                                                                       --             --       1,078,464      1,078,464
  Electronic Arts, Inc.                                                     1,209,310             --              --      1,209,310
  Electronic Data Systems Corp.                                             2,349,505             --              --      2,349,505
  Extreme Networks                                                                 --        294,588              --        294,588
  First Data Corp.                                                                 --             --         799,353        799,353
  Intel Corp.                                                                 739,218             --         774,114      1,513,332
  International Business Machines Corp.                                     2,549,587             --              --      2,549,587
  Internet Security Systems                                                        --             --       1,005,629      1,005,629
  Jabil Circuit, Inc.                                                       1,341,960             --              --      1,341,960
  JDS Uniphase Corp.                                                          722,200        312,089              --      1,034,289
  Juniper Networks, Inc.                                                           --        807,121              --        807,121
  Lucent Technologies, Inc.                                                    40,200        211,050              --        251,250
  Micromuse, Inc.                                                             404,225        481,925              --        886,150
  Micron Technology, Inc.                                                   1,398,374        457,476              --      1,855,850
  Microsoft Corp.                                                           2,130,849             --              --      2,130,849
  Motorola, Inc.                                                                   --        160,426              --        160,426
  Network Associates, Inc.                                                         --             --         645,120        645,120
  Nextel Communications, Inc.                                                      --        222,600              --        222,600
  Nvidia Corp.                                                              1,812,978             --         694,332      2,507,310
  Openwave Systems, Inc.                                                      262,658        249,370         467,495        979,523
  Oracle Corp.                                                                565,343             --              --        565,343
  Peregrine Systems, Inc.                                                          --             --         537,168        537,168
  PMC - Sierra, Inc.                                                               --        409,645              --        409,645
  Qwest Communications Intl                                                        --        117,198         524,475        641,673
  Retek, Inc.                                                                      --             --         430,784        430,784
  RF Micro Devices, Inc.                                                    1,154,901        366,694              --      1,521,595
  Riverstone Networks, Inc.                                                        --        361,248              --        361,248
  SAFLINK Corp.                                                                 6,500             --              --          6,500
  Sanmina Corp.                                                             1,196,060        405,752              --      1,601,812
  Scientific-Atlanta, Inc.                                                         --        388,182              --        388,182
  SonicWall, Inc.                                                                  --             --         562,320        562,320
  Sprint Corp. (PCS Group)                                                         --        423,477              --        423,477
  Sun Microsystems, Inc.                                                    1,249,627             --       1,023,120      2,272,747
  Sungard Data Systems, Inc.                                                       --             --       1,002,960      1,002,960
  Sycamore Networks, Inc.                                                          --        126,391              --        126,391
  Texas Instruments, Inc.                                                   1,810,953        584,991              --      2,395,944
  THQ, Inc.                                                                 1,484,040             --              --      1,484,040
  Tibco Software, Inc.                                                             --             --         312,744        312,744
  TMP Worldwide, Inc.                                                              --             --         683,565        683,565
  VeriSign, Inc.                                                                   --             --         524,133        524,133
  Veritas Software Corp.                                                    1,471,219             --              --      1,471,219
  Vitesse Semiconductor Corp.                                                 826,000        360,797              --      1,186,797
  webMethods, Inc.                                                                 --             --         282,133        282,133
  WorldCom, Inc.                                                                   --        616,010              --        616,010
  Xilinx, Inc.                                                                     --        574,938              --        574,938
  Yahoo, Inc.                                                                      --             --         466,970        466,970
                                                                          -----------   ------------    ------------    -----------
  TOTAL UNITED STATES                                                      35,508,180     11,232,493      18,683,432     65,424,105
                                                                          -----------   ------------    ------------    -----------
  Total Common Stock (Cost $62,998,154,
    $32,253,212, $31,753,897, $127,005,263)                                40,668,059     16,000,165      18,683,432     75,351,656
                                                                          -----------   ------------    ------------    -----------
  Total Long-Term Investments (Cost $62,998,154,
    $32,253,212, $31,753,897, $127,005,263)                                40,668,059     16,000,165      18,683,432     75,351,656
                                                                          -----------   ------------    ------------    -----------
SHORT-TERM INVESTMENTS: 0.06%

REPURCHASE AGREEMENT: 0.06%
  State Street Bank Repurchase Agreement 2.520%,
  due 11/01/01                                                                     --             --          49,000         49,000
                                                                          -----------   ------------    ------------    -----------
                                                                                   --             --          49,000         49,000
                                                                          -----------   ------------    ------------    -----------
  Total Short-Term Investments (Cost $0, $0,
    $49,000, $49,000)                                                              --             --          49,000         49,000
                                                                          -----------   ------------    ------------    -----------

  TOTAL INVESTMENTS IN SECURITIES (COST $62,998,154,
    $32,253,212, $31,802,897, $127,054,263)                   99.53%      $40,668,059   $ 16,000,165    $ 18,732,432    $75,400,656
  OTHER ASSETS AND LIABILITIES-NET                             0.47%          793,238       (329,989)       (110,324)       352,925
                                                             -------      -----------   ------------    ------------    -----------
  NET ASSETS                                                 100.00%      $41,461,297   $ 15,670,176    $ 18,622,108    $75,753,581
                                                             =======      ===========   ============    ============    ===========

@    Non-income producing security
ADR  American Depository Receipt

            See Accompanying Notes to Pro Forma Financial Statements.

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 - Basis of Combination:

     On November 2, 2001, the Boards of Pilgrim Internet Fund ("Internet Fund"), Pilgrim Global Communications Fund ("Global Communications Fund") and Pilgrim Global Information Technology Fund ("Global Information Technology Fund") (collectively the "Funds"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Internet Fund and Global Communications Fund, Global Information Technology Fund will acquire all of the assets of the Internet Fund and Global Communications Fund subject to the liabilities of such Funds, in exchange for a number of shares of Global Information Technology Fund equal in value to the net assets of the Internet Fund and Global Communications Fund (the "Merger").

     The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at October 31, 2001. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of Internet Fund, Global Communications Fund and Global Information Technology Fund at October 31, 2001. The unaudited pro forma statement of operations reflects the results of operations of Internet Fund, Global Communications Fund and Global Information Technology Fund for the year ended October 31, 2001. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for Internet Fund, Global Communications Fund and Global Information Technology Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Global Information Technology Fund for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund which are incorporated by reference in the Statements of Additional Information.

Note 2 - Security Valuation:

     Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 - Capital Shares:

     The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Internet Fund and Global Communications Fund by Global Information Technology Fund as of October 31, 2001. The number of additional shares issued was calculated by dividing the net asset value of each Class of Internet Fund and Global Communications Fund by the respective Class net asset value per share of Global Information Technology Fund.

Note 4 - Unaudited Pro Forma Adjustments:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on October 31, 2001. Internet Fund and Global Communications Fund expenses were adjusted assuming Global Information Technology Fund's fee structure was in effect for the year ended October 31, 2001.

Note 5 - Merger Costs:

     Merger costs are estimated at approximately $125,000 and are not included in the unaudited pro forma statement of operations since these costs are not recurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. ING Pilgrim Investments LLC, Investment Adviser to the Funds, will bear half of the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization.

Note 6 - Federal Income Taxes:

     It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward, which may offset Global Information Technology Fund's capital gains in any given year may be limited as a result of previous reorganizations. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Article X of the Registrant's Trust Instrument provides the following:

     Section 10.1 Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or under Delaware law shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

     Section 10.2 Indemnification.

     (a) Subject to the exceptions and limitations contained in Section (b) below:

          (i) every Person who is, or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Covered Person:

          (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

          (ii)  in  the  event  of  a  settlement,   unless  there  has  been  a
determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

               (A) by the court or other body approving the settlement;

               (B) by at least a majority of those Trustees who are neither Interested Persons, as defined in the Trust Instrument, of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

               (C) by written opinion of independent  legal counsel based upon a
               review  of  readily   available  facts  (as  opposed  to  a  full
               trial-type inquiry);

          provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

     (c) The rights of indemnification therein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person, as defined in the Trust Instrument, may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

     (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or a Series thereof from time to time, prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

     Article IX of the Registrant's By-Laws provides the following:

     The Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a Trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Trustees would have the power to indemnify him against such liability.

     The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholder to which he would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Reference is made to Article IX of Registrants By-Laws and paragraph 1.11 of the Distribution Agreement.

     The Registrant is covered under an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

     Section 12 of the  Management  Agreement  between  Registrant  and Manager,
Section 8 of the Sub-Advisory Agreements and Section 20 of the Distribution Agreement between the Registrant and Distributor limit the liability of Manager, the Sub-Advisors and the Distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its Trust Instrument, By-Laws, Management Agreement and Distribution Agreement in a manner consistent with Release No. 11330 of the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1) (A) Declaration of Trust - filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on October 28, 1998, and incorporated herein by reference.

     (B) Certificate of Amendment to Declaration of Trust -- previously filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed electronically on March 1, 2001 and incorporated herein by reference.

     (C) Certificate of Amendment to Declaration of Trust -- previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A on June 15, 2001 and incorporated herein by reference.

(2) Bylaws - filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on October 28, 1998, and incorporated herein by reference.

(3)  Not Applicable

(4) (A) Form of Agreement and Plan of Reorganization between Pilgrim Funds Trust, on behalf of its Pilgrim Global Communications Fund series and Pilgrim Funds Trust, on behalf of its ING Global Technology Fund series -- Filed as an exhibit to the Registrant's Registration Statement on Form N-14 on January 3, 2002 and incorporated herein by reference.

     (B) Form of Agreement and Plan of Reorganization between Pilgrim Funds Trust, on behalf of its Pilgrim Internet Fund series and Pilgrim Funds Trust, on behalf of its ING Global Technology Fund series -- Filed as an exhibit to the Registrant's Registration Statement on Form N-14 on January 3, 2002 and incorporated herein by reference.

(5) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Declaration of Trust referenced in Exhibit (1) above and in Articles IV, VI and XIII of the By-Laws referenced in Exhibit (2) above.

(6) (A) Form of Restated Investment Management Agreement between Registrant and ING Pilgrim Investments, LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

     (B) Form of Investment Management Agreement between Registrant and ING Pilgrim Investments, LLC with respect to Pilgrim Global Real Estate Fund -- previously filed as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed electronically on July 27, 2001 and incorporated herein by reference.

     (C) Form of Investment Management Agreement between Registrant and ING Mutual Funds Management Co. LLC ("IMFC") -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

     (D) Sub-Advisory Agreement between IMFC and Baring Asset Management, Inc. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

     (E) Form of Sub-Advisory Agreement between IMFC and Baring International Investment Limited -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

     (F) Form of Sub-Advisory Agreement between IMFC and Baring Asset Management (Asia) Limited -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

     (G) First Amendment to Sub-Advisory Agreement between IMFC and ING Investment Management Advisors B.V. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

     (H)  Form  of  Sub-Advisory  Agreement  between  IMFC  and  ING  Investment
          Management Advisors B.V. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

     (I) Form of Sub-Advisory Agreement between IMFC and ING Investment Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

     (J) Form of Restated Sub-Advisory Agreement between ING Pilgrim Investments, LLC and ING Investment Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

     (K) Form of Sub-Advisory Agreement between IMFC and Furman Selz Capital Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

     (L) Form of Restated Sub-Advisory Agreement between ING Pilgrim Investments, LLC and Furman Selz Capital Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

     (M) Form of Sub-Advisory Agreement between IMFC and Furman Selz Capital Management on behalf of Delta Asset Management -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

     (N) Form of Restated Sub-Advisory Agreement between ING Pilgrim Investments, LLC and Furman Selz Capital Management on behalf of Delta Asset Management -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

     (O) Form of Sub-Advisory Agreement between ING Pilgrim Investments, LLC and CRA Real Estate Securities L.P. with respect to Pilgrim Global Real Estate Fund -- previously filed as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed electronically on July 27, 2001 and incorporated herein by reference.

     (P) Form of Sub-Advisory Agreement between IMFC and CRA Real Estate Securities, L.P. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

(7) (A) Form of Underwriting Agreement between Registrant and ING Pilgrim Securities, Inc. - Filed as an exhibit to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

     (B) Form of Financial Institution Selling Group Agreement - Filed as an exhibit to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

     (C) Form of Selling Group Agreement - Filed as an exhibit to Post Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

(8)  Not Applicable

(9) (A) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company, with respect to the Registrants U.S. Funds - Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000, and incorporated herein by reference.

     (B) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co., with respect to the Registrants Global and International Funds - Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000, and incorporated herein by reference.

     (C) Form of Amendment to the Custodian Agreement between Registrant and Brown Brothers Harriman & Co. - Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000, and incorporated herein by reference.

     (D) Form of Appendix A to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. - Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000, and incorporated herein by reference.

     (E) Form of Appendix B to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. - Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000, and incorporated herein by reference.

     (F) Form of Appendix C to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. - Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000, and incorporated herein by reference.

(10) (A) Rule 12b-1 Distribution Plan and Agreement with respect to Class A Shares - Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000, and incorporated herein by reference.

     (B) Rule 12b-1 Distribution Plan and Agreement with respect to Class B, Class C and Class X Shares - Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000, and incorporated herein by reference.

     (C) Form of Amended and Restated Distribution Plan and Agreement with respect to Class B shares - previously filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A filed electronically on July 31, 2001 and incorporated herein by reference.

     (D) Form 18f-3 Plan - Filed as an exhibit to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed electronically on July 27, 2001, and incorporated herein by reference.

     (E) Amended and Restated Rule 18f-3 Plan - previously filed as an Exhibit to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A filed electronically on November 9, 2001 and incorporated herein by reference.

(11) Form of Opinion and Consent of Counsel -- Filed as an exhibit to the Registrant's Registration Statement on Form N-14 on January 3, 2002 and incorporated herein by reference.

(12) (A) Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences -- Filed as an exhibit to the Registrant's Registration Statement on Form N-14 on January 3, 2002 and incorporated herein by reference.

     (B) Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences -- Filed as an exhibit to the Registrant's Registration Statement on Form N-14 on January 3, 2002 and incorporated herein by reference.

(13) (A) Form of Service Agreement - Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000, and incorporated herein by reference.

     (B) Fund Services Agreement between Registrant and ING Fund Services Co. LLC - filed as an exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on April 15, 1999, and incorporated herein by reference.

     (C) Form of Recordkeeping Agreement with State Street Bank and Trust Company - filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000, and incorporated herein by reference.

     (D) Form of Shareholder Servicing Plan - previously filed an Exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed electronically on June 15, 2001 and incorporated herein by reference.

     (E) Amended and Restated Shareholder Servicing Plan - filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000, and incorporated herein by reference.

     (F) Form of Administration Agreement - filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000, and incorporated herein by reference.

     (G) Form of Expense Limitation Agreement among ING Pilgrim Investments, LLC, Clarion CRA Securities L.P. and Pilgrim Funds Trust with respect to Pilgrim Global Real Estate Fund - filed as an Exhibit to Post-Effective Amendment No. 10 to the Registration's Registration Statement on Form N-1A on July 27, 2001 and incorporated herein by reference.

     (H) Form of Expense Limitation Agreement - previously filed as an Exhibit to Post-Efective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed electronically on March 1, 2001 and incorporated herein by reference.

(14) (A)  Consent of PricewaterhouseCoopers LLP - filed herewith.

     (B)  Consent of KPMG LLP - filed herewith.

(15) Not Applicable

(16) Powers of Attorney -- Filed as an exhibit to the Registrant's Registration Statement on Form N-14 on January 3, 2002 and incorporated herein by reference.

(17) Not Applicable

ITEM 17. UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus, which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 1 to its Registration Statement on Form N-14 pursuant to Rule 485(b) under the 1933 Act and has caused this Post-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 19th day of February, 2002.

                                          PILGRIM FUNDS TRUST


                                          By: /s/ Kimberly A. Anderson
                                              ----------------------------------
                                              Kimberly A. Anderson
                                              Vice President and Secretary

     Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                         Title                        Date
      ---------                         -----                        ----

                              Trustee and Chairman             February 20, 2002
-------------------------
John G. Turner*

                              President and Chief Executive    February 20, 2002
-------------------------     Officer
James M. Hennessy*


                              Executive Vice President and     February 20, 2002
-------------------------     Principal Financial Officer
Michael J. Roland*

                              Trustee                          February 20, 2002
-------------------------
Paul S. Doherty*


                              Trustee                          February 20, 2002
-------------------------
Walter H. May, Jr.*

                              Trustee                          February 20, 2002
-------------------------
Thomas J. McInerney*


                              Trustee                          February 20, 2002
-------------------------
Jock Patton*


                              Trustee                          February 20, 2002
-------------------------
David W.C. Putnam*


                              Trustee                          February 20, 2002
-------------------------
Blaine E. Rieke*


                              Trustee                          February 20, 2002
-------------------------
Richard A. Wedemeyer*


* By: /s/ Kimberly A. Anderson
      ------------------------------
      Kimberly A. Anderson
      Attorney-in-Fact**

**   Pursuant  to  powers  of  attorney  filed  as an  exhibit  to  Registrant's
     Registration Statement on Form N-14 as filed on January 3, 2002 and incorporated herein by reference.

                                  EXHIBIT INDEX

(14) (A)  Consent of PricewaterhouseCoopers LLP

     (B)  Consent of KPMG LLP